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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VIVUS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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PRELIMINARY COPY—SUBJECT TO COMPLETION DATED SEPTEMBER 8, 2017

        VIVUS, INC.
900 E. Hamilton Avenue, Suite 550
Campbell, CA 95008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on October 27, 2017

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VIVUS, Inc., a Delaware corporation, (sometimes referred to herein as the Company), will be held on Friday, October 27, 2017, at 8:00 a.m., local time, at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 for the following purposes:

  1.
  To elect seven directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

  2.
  To approve, on a non-binding advisory basis, the compensation of our named executive officers.

  3.
  To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.

  4.
  To ratify the appointment of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

  5.
  To approve the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 7,000,000 and make certain other amendments to the plan.

  6.
  To ratify the Amended and Restated Preferred Stock Rights Agreement intended to protect our U.S. federal net operating loss carryforwards and other favorable tax attributes from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended.

  7.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on September 20, 2017 are entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors
Seth H. Z. Fischer Chief Executive Officer
Campbell, California , 2017

YOUR VOTE IS IMPORTANT

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY TELEPHONE, BY THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF SUCH STOCKHOLDER HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 27, 2017. The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2016 Annual Report are available electronically at www.edocumentview.com/VVUS. You are encouraged to access and review all of the important information contained in the Proxy Materials before voting.

i

ii

VIVUS, INC.

PROXY STATEMENT FOR THE 2017
ANNUAL MEETING OF STOCKHOLDERS

 GENERAL INFORMATION CONCERNING THE ANNUAL MEETING

        The enclosed Proxy is solicited on behalf of the Board of Directors, or the Board, of VIVUS, Inc., a Delaware corporation, or the Company, for use at the Annual Meeting of Stockholders, or the Annual Meeting, to be held on October 27, 2017, at 8:00 a.m. (local time), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153.

        We are sending the Notice of Annual Meeting of Stockholders, this Proxy Statement, our 2016 Annual Report and a form of Proxy Card or Voting Instruction Form, as applicable, to all stockholders entitled to vote at the Annual Meeting on or about October 3, 2017. Our principal executive office is located at 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008. Our telephone number is (650) 934-5200. Our website is www.vivus.com. We make our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, proxy statements and other information filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with the Securities and Exchange Commission, or the SEC, available, free of charge, on our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR 2017 ANNUAL MEETING OF STOCKHOLDERS

Q:
Why am I receiving these materials?

A:
The Board is providing these Proxy Materials to you in connection with our Annual Meeting, which will take place on October 27, 2017. As a stockholder of record or beneficial holder as of the close of business on September 20, 2017, or the Record Date, you are invited to attend the Annual Meeting and are entitled to, and requested to, vote your shares on the proposals described in this Proxy Statement.

Q:
What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our named executive officers, and certain other required information, including our 2016 Annual Report, which includes our audited consolidated financial statements.

Q:
What proposals will be voted on at the Annual Meeting?

A:
There will be six proposals presented to the stockholders for consideration at the Annual Meeting:

•
the election to the Board of seven director nominees (Proposal No. 1);

•
the approval of a non-binding advisory resolution on the compensation of our named executive officers (Proposal No. 2);

•
the approval of a non-binding advisory resolution on the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 3);

  •
  the ratification of the appointment of OUM & Co. LLP, or OUM, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 (Proposal No. 4);

  •
  the approval of the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 7,000,000 and make certain other amendments to the plan (Proposal No. 5); and

  •
  the ratification of the Amended and Restated Preferred Stock Rights Agreement intended to protect our U.S. federal net operating loss carryforwards and other favorable tax attributes from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended (Proposal No. 6).

Q:
How does the Board recommend I vote on these proposals?

A:
Our Board recommends that you vote your shares:

•
"FOR" all seven of the Board's director nominees named in this Proxy Statement (Proposal No. 1);

•
"FOR" the proposal regarding the non-binding advisory approval of the compensation of our named executive officers (Proposal No. 2);

•
for the frequency of "ONE YEAR" for future advisory votes on the compensation of our named executive officers (Proposal No. 3);

•
"FOR" the ratification of the appointment of OUM & Co. LLP as our independent registered public accounting firm (Proposal No. 4);

•
"FOR" the approval of the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 7,000,000 and make certain other amendments to the plan (Proposal No. 5); and

•
"FOR" the ratification of the Amended and Restated Preferred Stock Rights Agreement intended to protect our U.S. federal net operating loss carryforwards and other favorable tax attributes from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended (Proposal No. 6).

Q:
Who is entitled to vote?

A:
Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Q:
How many shares can vote?

A:
At the Record Date, approximately            shares of our Common Stock, par value $0.001, were issued and outstanding and held of record by approximately            stockholders. At the Record Date, we did not have any shares of Preferred Stock outstanding.

Q:
What shares can I vote?

A:
You may vote all of the VIVUS shares owned by you as of the close of business on the Record Date. Each stockholder is entitled to one vote for each share held as of the Record Date on all matters presented at the Annual Meeting. Stockholders will not be entitled to cumulate their votes in the election of directors.

  A list of stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008 for a period of at least 10 days prior to the Annual Meeting.

Q:
What is the difference between a "beneficial holder" and a "stockholder of record"?

A:
Whether you are a "beneficial holder" or a "stockholder of record" with respect to your shares depends on how you hold your shares:

•
Beneficial Holders:  Most stockholders hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own names. If you hold shares in street name, you are a "beneficial holder" of those shares, and the Proxy Materials will be forwarded to you by your broker, bank or other nominee. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.

•
Stockholders of Record:  If you hold shares directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the "stockholder of record" with respect to those shares, and the Proxy Materials have been sent directly to you by us.

Q:
Can I attend the Annual Meeting? What do I need for admission?

A:
You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on the Record Date, or you hold a valid legal proxy for the Annual Meeting.

  If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Annual Meeting. You should be prepared to present government-issued photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, a legal proxy or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you do not provide proper photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

  You may obtain directions to the Annual Meeting by contacting our Corporate Secretary via email at corporatesecretary@vivus.com, via telephone at 650-934-5200, via fax at 650-934-5389 or via mail to VIVUS, Inc., 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008, Attention: Corporate Secretary.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
If you are a stockholder of record, you have the right to vote your shares in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the meeting or by submitting at the meeting the Proxy Card enclosed with the Proxy Materials you received. If you are a beneficial holder of our shares, and therefore not the stockholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting using the ballot provided at the meeting.

  Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
If I am a stockholder of record on the Record Date, how can I vote my shares without attending the Annual Meeting?

A:
Even if you plan to attend the Annual Meeting, we recommend that you vote in advance of the Annual Meeting. You may vote in advance of the Annual Meeting by any of the following methods:

•
Vote by Mail.  If you are a stockholder of record (that is, if you hold our shares in your own name), you may vote by completing, signing and dating the Proxy Card where indicated and by mailing or otherwise returning the Proxy Card in the envelope provided to you. You should sign your name exactly as it appears on the Proxy Card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity. Proxy Cards should be returned in the envelope provided to you and should be received by the Company before Friday, October 27, 2017.

•
Vote by Internet or Telephone.  If you are a stockholder of record (that is, if you hold your shares in your own name), you may vote by the Internet by logging on to the website listed on the Proxy Card, entering your control number located on the Proxy Card and voting by following the on-screen prompts. You may also vote by telephone by calling the toll-free touchtone voting number listed on the Proxy Card, entering your control number located on the Proxy Card and following the touchtone prompts. If you vote by the Internet or by telephone, you do not need to return your Proxy Card to the Company. Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on Thursday, October 26, 2017 for the voting of shares held by stockholders of record.

  Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the Proxy Card or Voting Instruction Form. Please vote promptly.

Q:
If my shares are registered in the name of a broker or other agent on the Record Date, how can I vote my shares without attending the Annual Meeting?

A:
As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received a Voting Instruction Form with these Proxy Materials from that organization rather than from us. Simply complete and mail the Voting Instruction Form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these Proxy Materials, or contact your broker or bank to request a proxy form.

Q:
What does it mean if I receive more than one Proxy Card or Voting Instruction Form?

A:
If your shares are registered differently or are in more than one account, you will receive a Proxy Card or Voting Instruction Form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to complete, sign, date and return each Proxy Card or Voting Instruction Form you receive or to submit your Proxy or voting instructions by telephone or over the Internet.

Q:
How will my shares be voted if I do not provide specific voting instructions in the Proxy Card or Voting Instruction Form that I submit?

A:
If you, as the stockholder of record, submit a Proxy Card without giving specific voting instructions on one or more matters listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by our Board on such matters, and as the Proxy Holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting. If you, as the beneficial owner, mail in your Voting Instruction Form, but do not provide voting instructions, the broker or nominee may vote the shares with respect to matters that are considered to be "routine," but may not vote the shares with respect to "non-routine" matters. See "What effect do withhold votes, abstentions and broker non-votes have on the proposals?" below for more information concerning the effect of withhold votes, abstentions and broker non-votes.

Q:
Can I change my vote or revoke my Proxy?

A:
You may change your vote or revoke your Proxy at any time before your Proxy is voted at the Annual Meeting.

•
If you are a stockholder of record, you may change your vote or revoke your Proxy by: (1) delivering to VIVUS, Inc., 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008, Attention: Corporate Secretary, a written notice of revocation of your Proxy; (2) submitting an authorized Proxy bearing a later date using one of the alternatives described above under "If I am a stockholder of record on the Record Date, how can I vote my shares without attending the Annual Meeting?"; or (3) attending the Annual Meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause your previously granted Proxy to be revoked.

•
If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

  Please note that the submission of a later dated Proxy Card or Voting Instruction Form will revoke any Proxy or voting instructions you may have previously submitted by telephone, over the Internet or by mail.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
Holders of a majority of the outstanding shares entitled to vote must be present, in person or by Proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by Proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, who will be a representative of Computershare Trust Company, N.A., to determine whether or not a quorum is present. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. See "What effect do withhold votes, abstentions and broker non-votes have on the proposals?" below for more information concerning the effect of withhold votes, abstentions and broker non-votes.

Q:
What if a quorum is not present at the Annual Meeting?

A:
If the shares present, in person and by Proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a quorum is initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Q:
What vote is required to approve each of the proposals?

A:
Election of Directors.    Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the seven nominees receiving the most votes will be elected. Only votes cast "FOR" a nominee will be counted.

  Other Proposals.    The proposals regarding the non-binding advisory approval of the compensation of our named executive officers, the non-binding advisory approval of the frequency of future advisory votes on the compensation of our named executive officers, the ratification of the appointment of OUM, the approval of the amended and restated 2010 Equity Incentive Plan and the ratification of the Amended and Restated Preferred Stock Rights Agreement each requires the affirmative vote of a majority of the shares present in person or represented by Proxy and entitled to vote on that proposal. Please note, however, that the proposals regarding the non-binding advisory approval of the compensation of our named executive officers, the non-binding advisory approval of the frequency of future advisory votes on the compensation of our named executive officers and the ratification of the appointment of OUM are advisory only and will not be binding on the Company, the Board or any committee of the Board. The results of the votes on these three advisory proposals will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

Q:
What effect do withhold votes, abstentions and broker non-votes have on the proposals?

A:
Withhold Votes.    The seven nominees receiving the most "FOR" votes will be elected as directors. Withhold votes will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted in determining the outcome of the election of directors.

  Abstentions.    Pursuant to Delaware law, abstentions are counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal, other than the election of directors. We intend to treat abstentions in this manner. For all proposals other than the election of directors, abstentions will have the same effect as a vote against the proposal. Abstentions will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

  Broker Non-Votes.    A broker is entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of OUM as the Company's independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial holder on certain non-routine items, such as the election of directors, the non-binding advisory approval of the compensation of our named executive officers, the non-binding advisory approval of the frequency of future advisory votes on the compensation of our named executive officers, the approval of the amended and restated 2010 Equity Incentive Plan and the ratification of the Amended and Restated Preferred Stock Rights Agreement. If you are a beneficial holder and want your vote to count on these non-routine proposals, it is critical that you instruct your broker how to vote your shares on these non-routine proposals. Consequently, if you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares only on the proposal to ratify the appointment of OUM. If your shares are voted on this item as directed by your broker, your shares will constitute "broker non-votes" on each of the non-routine items and will not be counted in determining the number of shares necessary for approval of the non-routine items, although they will count for purposes of determining whether a quorum exists.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
Seth H. Z. Fischer and John L. Slebir, the persons named as Proxy Holders (who are executive officers of the Company), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

  Other than matters and proposals described in this Proxy Statement, we have not received valid notice of any other business to be acted upon at the Annual Meeting.

Q:
Who will count the votes?

A:
The Inspector of Election appointed for the Annual Meeting, who will be a representative of Computershare Trust Company, N.A., will separately tabulate the votes, as well as any abstentions and broker non-votes.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will report voting results by filing a Current Report on Form 8-K within three business days following the date of the Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
Our Board is soliciting Proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting Proxies, including the preparation, assembly, printing, and mailing of the Proxy Materials, and any additional solicitation material furnished to our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. We have retained the services of Georgeson LLC to solicit Proxies, for which we estimate that we will pay a fee not to exceed $15,000. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, by mail, facsimile, telephone, telegraph, Internet, in person and by advertisement.

Q:
Are Proxy Materials for the 2017 Annual Meeting available electronically?

A:
Yes. This Proxy Statement and our Annual Report on Form 10-K for fiscal year 2016, as amended by a Form 10-K/A, are available electronically at www.edocumentview.com/VVUS.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview of Election of Directors

        Our Amended and Restated Bylaws currently state that the number of directors that shall constitute the Board will be determined from time to time by resolution of the Board, but in no event shall the number be less than three. The Board has currently set the number of directors on the Board at seven. On the recommendation of our Nominating and Governance Committee, the Board has nominated the following seven directors: Seth H. Z. Fischer, Thomas B. King, David Y. Norton, Jorge Plutzky, M.D., Eric W. Roberts, Herman Rosenman, and Allan L. Shaw for election as directors. All seven of the nominees are currently members of the Board.

        Unless otherwise instructed, the Proxy Holders will vote the Proxies received by them for the seven nominees named above. In the event that any of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the persons named in this Proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board. It is not expected that any of the nominees will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the Proxy Holders intend to vote all Proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible.

        All directors will hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. There are no family relationships between any of our directors or executive officers.

Background to the Board's Recommendation in Favor of Our Nominees

        We believe that each of our seven nominees has professional experience in areas relevant to our strategy and operations and offers experience, leadership and continuity at a critical time for our future. We also believe that our nominees have other attributes necessary to create an effective board of directors: high personal and professional ethics, integrity and values; vision and strategic perspective; experience with regulatory and government processes; practical judgment and excellent decision-making skills; the ability to devote the necessary time to serve on our Board and its committees and to work in a collaborative manner with other Board members; and a commitment to representing the interests of all our stockholders.

        In addition, our six independent directors, who comprise the majority of our Board, bring valuable experience and leadership in critical areas. Our independent directors serve significant roles on our Board committees. In light of their complementary experience, relevant expertise and diverse industry and educational backgrounds, these nominees provide the Board with the executive leadership necessary to lead us into the future.

        More information regarding our Board nominees is set forth below.

Required Vote

        Directors are elected by a plurality of votes cast at the election. This means that the seven nominees who receive the highest number of votes will be selected as directors. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote. You may not vote your shares cumulatively in the election of directors.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE BOARD'S SEVEN NOMINEES FOR DIRECTOR ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

Biographical Information for Nominees

        The nominees, and certain information about them as of September 1, 2017, are set forth below.

Name	Age	Position Held with the Company	First Became a Director
Seth H. Z. Fischer	61	Chief Executive Officer and Director	2013
Thomas B. King	62	Director	2017
David Y. Norton(1)(3)	66	Chairman of the Board of Directors and Director	2013
Jorge Plutzky, M.D.	58	Director	2013
Eric W. Roberts(2)(3)	53	Director	2015
Herman Rosenman(1)(2)	70	Director	2013
Allan L. Shaw(1)(2)	53	Director	2015

(1)
Member of the Audit Committee of the Board

(2)
Member of the Compensation Committee of the Board

(3)
Member of the Nominating and Governance Committee of the Board

        Seth H. Z. Fischer has served as the Chief Executive Officer and as a director of the Company since September 3, 2013. Mr. Fischer served in positions of increasing responsibility with Johnson & Johnson, a public healthcare company, from 1983 until his retirement in 2012. Most recently, Mr. Fischer served as Company Group Chairman, Johnson & Johnson, and Worldwide Franchise Chairman, Cordis Corporation, from 2008 to 2012, which included responsibility for Cordis and Biosense Webster, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibility for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to this position, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals from 2000 to 2004, with his operating responsibilities encompassing the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraine and products in the analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women's health areas. Mr. Fischer has served on the board of BioSig Technologies, Inc., a public medical device company, since May 2013. He has also served on the board of Agile Therapeutics, Inc., a public pharmaceutical company, since July 2016, and on the board of Marinus Pharmaceuticals, Inc., a public biopharmaceutical company, since September 2016. From April 2013 to September 2013, Mr. Fischer served on the board of Trius Therapeutics, Inc., a public pharmaceutical company, until it was acquired by Cubist Pharmaceuticals. Mr. Fischer holds a Bachelor of General Studies from Ohio University and served as a captain in the U.S. Air Force.

        Mr. Fischer's prior extensive executive level operational experience at Johnson & Johnson and his experience serving on several boards of directors brings essential experience to the Board needed for strategic planning, product development and commercialization and operations.

        Thomas B. King has served as an independent biotechnology consultant since August 2016. Previously, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Alexza Pharmaceuticals, Inc., a publicly traded pharmaceutical company, from June 2003 to August 2016. From October 2015 to July 2016, Mr. King also served as Chief Financial Officer and Chief Accounting Officer of Alexza Pharmaceuticals, Inc. From September 2002 to April 2003, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Cognetix, Inc., a privately held biopharmaceutical development stage company. From January 1994 to February 2001, Mr. King held various senior executive positions at Anesta Corporation, a publicly traded pharmaceutical company, including President and Chief Executive Officer from January 1997 to October 2000, and was a member of the board of directors until it was acquired by Cephalon, Inc., a publicly traded biopharmaceutical company. Mr. King currently serves on the board of directors of Faraday Pharmaceuticals, Inc. and of Satsuma Pharmaceuticals, Inc., both privately held biotechnology companies. Mr. King also serves as a mentor at SPIRE Bioventures, a multi-disciplinary international consortium aiding biotechnology entrepreneurs, and as an Advisory Board Member of the University of Colorado BioFrontiers Institute. Mr. King received a B.A. in chemistry from McPherson College and an M.B.A. from the University of Kansas Graduate School of Business.

        Mr. King's qualifications as a director include his extensive leadership experience in the pharmaceutical and biopharmaceutical industry, including experience with small and large development stage pharmaceutical companies, and his experience serving on several boards of directors.

        David Y. Norton has served as a director of the Company since July 19, 2013. From February 2012 until July 2012, Mr. Norton served as Interim CEO of Savient Pharmaceuticals Inc., a pharmaceutical company that filed for Chapter 11 bankruptcy in October 2013. Until his retirement in September 2011, Mr. Norton was Company Group Chairman, Global Pharmaceuticals for Johnson & Johnson, a public healthcare company. In this position he was responsible for leading and developing the strategic growth agenda, including the strategy for licensing, acquisitions and divestments, and ensuring alignment with its global strategic functions, research and development and commercial organizations. Mr. Norton began his Johnson & Johnson career in 1979, and held a number of positions at the company, including Company Group Chairman, Worldwide Commercial and Operations for the CNS, Internal Medicine franchise from 2006 to 2009, Company Group Chairman for the pharmaceutical businesses in Europe, the Middle East and Africa from 2004 to 2006, and Company Group Chairman for the pharmaceutical businesses in North America from 2003 to 2004. He also serves as a director of the Global Alliance for TB Drug Development, a non-profit organization dedicated to the discovery and development of new, faster-acting and affordable tuberculosis medicines. Mr. Norton previously served as a director of INC Research Holdings, Inc., a public global contract research organization, from February 2015 to August 2017 and as Chairman of the Board from May 2016 to August 2017. He also previously served as a director of Savient Pharmaceuticals Inc. from October 2011 until December 2013, a Senior Advisor to Tapestry Networks, a member of the board of directors of the Alliance for Aging Research, a member of the board of directors of the Pharmaceutical Research and Manufacturers of America, a committee member of the Australian Pharmaceutical Manufacturers Association, and a member and previous Chairman of the board of directors of the American Foundation for Suicide Prevention. Mr. Norton is a graduate of Control Data Institute, Australia and the College of Distributive Trades, United Kingdom.

        Mr. Norton's qualifications as director include his extensive global commercial experience at the executive level in the pharmaceutical and biotechnology industry and his experience serving on several boards of directors, including as Chairman of the board of a public pharmaceutical company.

        Jorge Plutzky, M.D. has served as a director of the Company since May 9, 2013. Since 1996, Dr. Plutzky has served as the Director of The Vascular Disease Prevention Program, which includes the Lipid/Prevention Clinic, in the Cardiovascular Medicine Division at Brigham and Women's Hospital, where he is also Director of Preventive Cardiology. Since 1995, he has been on the faculty at Harvard Medical School and has directed a basic science laboratory focused on transcriptional mechanisms involved in adipogenesis, lipid metabolism, and diabetes, and their relationship to inflammation and atherosclerosis. Throughout his career, Dr. Plutzky has also been involved in translational clinical studies investigating links between metabolic disorders and cardiovascular disease. Dr. Plutzky has been a member of the scientific advisory boards of the Sarnoff Cardiovascular Research Foundation since 2009 and Ember Therapeutics since 2012. Dr. Plutzky has been elected to the American Society for Clinical Investigation and is a Fellow of the American College of Cardiology. Dr. Plutzky's papers have appeared in journals that include Science, PNAS, Diabetes, Lancet, Annals of Internal Medicine, and Nature Medicine. Dr. Plutzky has been involved with the U.S. Food and Drug Administration, serving both as a member of the Endocrinologic and Metabolic Drugs Advisory Committee and in advising and presenting for new drug application sponsors. He has been involved with both the American Heart Association and the American Diabetes Association. Dr. Plutzky has been recognized with the Eugene Braunwald Teaching Award, the University of Cologne's Klenk Lecture, Vanderbilt University's Rabin Lecture, Northwestern University's DeStevens Lecture and Harvard Medical School's Tucker Collins Lecture. Dr. Plutzky has served on the board of directors of Novelion Therapeutics Inc. (which acquired Aegerion Pharmaceuticals, Inc.), a publicly traded biopharmaceutical company, since April 2015. Dr. Plutzky holds a B.A. from the University of Virginia, where he was an Echols Scholar and a member of Phi Beta Kappa, and an M.D. from the University of North Carolina, Chapel Hill. He completed research fellowships at the National Institutes of Health and the Massachusetts Institute of Technology.

        Dr. Plutzky's clinical background, medical knowledge, and science expertise in the prevention and treatment of cardiometabolic disease brings valuable and unique insight to the Board as evaluation, development and commercialization of our current and potential future products proceed.

        Eric W. Roberts has served as a director of the Company since September 15, 2015. Since January 2012, Mr. Roberts has been a founding Managing Director of Valence Life Sciences, LLC, a life sciences venture capital firm. From 2004 to 2012, Mr. Roberts was a founding Managing Director of Caxton Advantage Venture Partners, an investment firm. From 1986 to 2004, Mr. Roberts served in a variety of roles as an investment banker, including as Managing Director, Partner and Founder of the Life Sciences Department at Dillon, Read & Co. Inc., an investment bank which merged to become

UBS AG, and Managing Director and Co-Head of the Global Healthcare Investment Banking Group at Lehman Brothers, a former global services financial firm. Mr. Roberts currently serves on the board of directors of Invuity, Inc., a publicly traded medical technology company. He also served on the board of directors of Gemin X Pharmaceuticals, Inc., a biotechnology company, from 2007 through its sale to Cephalon, Inc. (now Teva Pharmaceutical Industries Ltd.) in 2011. Mr. Roberts holds a B.S. in economics from the Wharton School of the University of Pennsylvania.

        Mr. Roberts' qualifications as a director include his extensive experience as an investment banker and venture capitalist in the healthcare industry and his broad healthcare industry knowledge.

        Herman Rosenman has served as a director of the Company since July 19, 2013. Mr. Rosenman was Chief Financial Officer of Natera, Inc., a publicly traded diagnostics company, from February 2014 to January 2017. Prior to this, Mr. Rosenman was Senior Vice President, Finance and Chief Financial Officer of Gen-Probe, Inc. (currently, Hologic, Inc.), a molecular diagnostic company, from June 2001 to October 2012. Prior to joining Gen-Probe in 2001, Mr. Rosenman was President and Chief Executive Officer of Ultra Acquisition Corp., a retail chain and consumer products manufacturer, from 1997 to 2000. In addition, he served as President and Chief Executive Officer of RadNet Management, Inc., a large healthcare provider, from 1994 to 1997, and as Executive Vice President and Chief Financial Officer for Rexene Corp., a Fortune 1000 company in the petrochemicals industry. Mr. Rosenman was previously a partner at Coopers & Lybrand (currently, PricewaterhouseCoopers LLP), where he served numerous Fortune 1,000 clients, principally in the pharmaceuticals and telecommunications industries. Mr. Rosenman currently serves on the board of directors of Natera, Inc. and Oxford Immunotec Global PLC, a publicly traded diagnostics company. Mr. Rosenman also served on the board of directors of Discovery Partners International, Inc., from 2003 until its reverse-merger into Infinity Pharmaceuticals, Inc. in 2006, and thereafter Infinity Pharmaceuticals, Inc., where he served until 2007, as well as on the boards of directors of ARYx Therapeutics, Inc., from which he resigned in 2011, Emphasys Medical, Inc. and Medistem, Inc. (acquired by Intrexon Corp.). Mr. Rosenman received a B.B.A. in finance and accounting from Pace University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

        Mr. Rosenman's qualifications as director include his experience in the biotechnology and pharmaceuticals industries, his extensive leadership experience as both a Chief Executive Officer and a Chief Financial Officer, his diverse industry background in companies ranging from large multinational corporations to start-ups, and his broad base of expertise with initial public offerings, mergers & acquisitions, turn-arounds and high growth companies.

        Allan L. Shaw has served as a director of the Company since September 15, 2015. From January 2016 to February 2017, Mr. Shaw was the Chief Financial Officer and Treasurer of Syndax Pharmaceuticals, Inc., a publicly traded clinical stage biopharmaceutical company. Mr. Shaw was Managing Director of Alvarez & Marsal LLC, a global professional services firm, and led their biopharmaceutical consulting practice, from December 2011 to March 2015, and supported the firm on an ad hoc basis from March 2015 to October 2015. From 2009 to 2011, he served as the Chief Financial Officer of NewLead Holdings LTD., a publicly traded global shipping company. From 2005 to 2009, he was the founder and Senior Managing Director of Shaw Strategic Capital LLC, an international financial advisory firm, focused on providing strategic financial counsel on a wide variety of issues such as general corporate finance, mergers and acquisitions, capital structuring, licensing and capital markets. From 2002 to 2004, Mr. Shaw was the Chief Financial Officer of Serono S.A., a publicly traded global biotechnology company, and from 1994 to 2001, he was the Chief Financial Officer of Viatel, Inc., a publicly traded international communications company. Mr. Shaw serves on the board of directors of Edith & Carl Marks JCH of Bensonhurst, a non-profit organization. He also served on the board of directors of Akari Therapeutics, Plc. from 2013 to 2016, the Central New York Biotech Accelerator (formerly Central New York—Biotech Research Center) from 2009 to 2013, NewLead Holdings LTD. from 2009 to 2011, Navios Maritime Holdings, Inc. from 2005 to 2010,

Serono S.A. as an Executive Management Board Member from 2002 to 2004 and Viatel Inc. from 1996 to 2002. He has contributed to several corporate governance books and is a member of the American Institute of Certified Public Accountants, New York Society of Certified Public Accountants and Corporate Directors Group. Mr. Shaw received a B.S. from the State University of New York (Oswego College) and is a certified public accountant in the State of New York.

        Mr. Shaw's qualifications as a director include his extensive leadership experience as a Chief Financial Officer, his diverse industry background in companies of ranging sizes, and his broad base of expertise with capital markets and operational expertise with a view toward corporate governance, risk management and leadership.

PROPOSAL NO. 2:
NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

General

        Our stockholders are afforded this advisory vote pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related federal securities laws set forth at Section 14A of the Exchange Act. Although we describe this to be a solicitation of an advisory vote on the compensation for our named executive officers, it is more commonly known as "say-on-pay." In accordance with the results of the say-on-pay frequency vote held at our 2011 Annual Meeting of Stockholders, we currently hold say-on-pay votes on an annual basis, and the next say-on-pay frequency vote is being held at this Annual Meeting pursuant to Proposal No. 3 below. By way of this solicitation, stockholders may submit a non-binding advisory vote to approve the compensation of our named executive officers as discussed in the Compensation Discussion and Analysis section in this Proxy Statement and as summarized in the Summary Compensation Table in this Proxy Statement, which provides an annual snapshot of the compensation paid or granted to our named executive officers.

        Although it is non-binding, the Board and the Compensation Committee will review and carefully consider the voting results when evaluating our executive compensation program. The Compensation Committee will receive a report on the outcome of the say-on-pay vote. Based in part on the results of this report, our Board or Compensation Committee will determine whether any changes to the compensation program should be considered for our named executive officers.

        As discussed in the Compensation Discussion and Analysis section, the Compensation Tables and the related disclosures contained in this Proxy Statement, our compensation program is designed and implemented to attract, retain, reward and motivate our named executive officers while aligning their and our performance with the long-term interests of our stockholders. The Compensation Committee believes that our compensation program as designed and implemented through the use of a combination of base salary, cash bonus and equity compensation is effective to achieve these program goals for the following reasons:

  •
  we attract and retain our named executive officers by providing an overall compensation package that is competitive in the market in which we compete through cash bonuses and long-term equity awards based on corporate and individual performance;

  •
  we share the risks and rewards of our business with our named executive officers;

  •
  we align the interests of our named executive officers with the interests of our stockholders in particular through equity awards; and

  •
  we compensate our named executive officers in a manner that is efficient and affordable for the Company.

        We believe our executive compensation programs are designed in the best manner possible to support the Company and our short- and long-term business and financial objectives. Please review our Compensation Discussion and Analysis section, the accompanying Compensation Tables and the related disclosures on our 2016 compensation, which describe in more detail how our executive compensation policies and procedures operate and are designed to drive stockholder value. We also urge you to read our Annual Report on Form 10-K for the year ended December 31, 2016, as amended by a Form 10-K/A, which describes our business and our 2016 financial results in more detail.

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to approve, on an advisory basis, the compensation of our named executive officers.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE SET FORTH IN THIS PROXY STATEMENT.

Non-Binding Advisory Resolution

        Our Board believes that the information provided above and within the "Executive Compensation" section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our stockholders' interests to support long-term value creation.

        In accordance with Section 14A of the Exchange Act, as a matter of good corporate governance, we are asking our stockholders to approve, on an advisory basis, the following resolution relating to the overall compensation of our named executive officers as set forth in this Proxy Statement:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, Compensation Tables and narrative discussion is hereby APPROVED."

PROPOSAL NO. 3:
NON-BINDING ADVISORY RESOLUTION ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

General

        As described in Proposal No. 2 above, we are asking our stockholders to approve an advisory vote on the compensation of our named executive officers, otherwise known as "say-on-pay." In accordance with the results of the say-on-pay frequency vote held at our 2011 Annual Meeting of Stockholders, we currently hold say-on-pay votes on an annual basis. This proposal solicits input from our stockholders on how frequently we should hold such a vote in the future. You may vote for a "say-on-pay" to be held every one, two, or three years, or you may abstain from voting.

        As with "say-on-pay," we provide this vote pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related federal securities laws set forth at Section 14A of the Exchange Act. This item is also an advisory vote, which means that it will not bind the Company or our Board. We will disclose how many stockholders voted for each of the three options (annual, biennial, or triennial votes), as well as how many abstained from voting.

        After careful consideration, our Board recommends that we seek stockholder input through an advisory vote to be held every year. Our Board of Directors considers input on executive compensation from our stockholders an important part of a comprehensive corporate governance program. As discussed in our Compensation Discussion and Analysis section, our executive compensation program consists of a variety of objectives that include linking compensation to performance over time and aligning the interests of our executive officers and our long-term stockholders. Accordingly, an annual advisory vote is appropriate to judge the effectiveness of our compensation program on motivating performance of our executives and retaining them.

        While the advisory nature of this vote will not bind the Company or our Board, it gives our stockholders an opportunity to vote and inform us of their preferences as to how frequently stockholders should vote on the compensation of our named executive officers. Our Board of Directors will carefully consider the results of this recommendation in determining how frequently to ask our stockholders to vote on the compensation of our named executive officers in future "say-on-pay" advisory votes.

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to adopt a frequency of one year for future advisory votes on the compensation of our named executive officers.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF "ONE YEAR" FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Non-Binding Advisory Resolution

        In accordance with Section 14A of the Exchange Act, as a matter of good corporate governance, we are asking our stockholders to approve, on an advisory basis, the following resolution relating to the frequency for future advisory votes on the compensation of our named executive officers:

  "RESOLVED, that the frequency of "one year" for future advisory votes on the compensation of our named executive officers is hereby APPROVED."

PROPOSAL NO. 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

        The Board has selected OUM & Co. LLP, or OUM, to audit our financial statements for the fiscal year ending December 31, 2017. The decision of the Board to appoint OUM was based on the recommendation of the Audit Committee of the Board, or the Audit Committee. Before making its recommendation to the Board, the Audit Committee carefully considered OUM's qualifications as an independent registered public accounting firm and auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm and its reputation for integrity and competence in auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee was satisfied with OUM in all of these respects.

        OUM audited our financial statements for the fiscal year ended December 31, 2016. OUM was first appointed by the Board in the fiscal year ended December 31, 2005. Representatives of OUM are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to ratify the selection of OUM as our independent registered public accounting firm for fiscal year 2017. Stockholder ratification is not required by our Amended and Restated Bylaws or other applicable legal requirement. However, as a matter of good corporate practice, the Board is seeking stockholder ratification of its appointment of OUM as our independent registered public accounting firm. In the event that the stockholders do not approve the selection of OUM, the appointment of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OUM & CO. LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Principal Accountant Fees and Services

        The following table presents fees for professional services rendered by OUM for the audit of our annual financial statements for fiscal years 2016 and 2015 and fees billed for audit-related services, tax services and all other services rendered by OUM for these periods:

	2016	2015
Audit Fees(1)	$458,166	$496,519
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total Fees	$458,166	$496,519

(1)
Audit Fees: This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with regulatory filings or engagements, and for attestation services related to Sarbanes-Oxley compliance for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees: There were no audit-related fees billed by OUM during these periods.

(3)
Tax Fees: There were no tax fees billed by OUM during these periods.

(4)
All Other Fees: There were no other fees billed by OUM during these periods.

Pre-Approval Policy and Procedures

        The Audit Committee reviews and pre-approves all audit and non-audit services that may be provided by the independent registered public accounting firm, or Independent Auditor, during a specified period without the need to obtain specific pre-approval from the Audit Committee. The Independent Auditor provides an annual engagement letter to the Audit Committee with a reasonably detailed description of class of services proposed to be provided by the Independent Auditor during the period covered by the engagement letter and related estimated fees, and the Audit Committee pre-approves such engagement letter as appropriate. By approval of the engagement letter, the services in that engagement letter will have specific pre-approval. The services may include audit, audit-related, tax and all other services, and such service or class of services is subject to the pre-approved limit. Pre-approval is generally provided for up to one year, and the Audit Committee may periodically revise the amount and/or list of services that have received class pre-approval as necessary. Once such services have been rendered by the Independent Auditor and approved by the Audit Committee, the pre-approved limits of the annual engagement letter are re-established. If it is anticipated that the service will exceed the annual pre-approved limits, prior to commencing the audit or other permitted non-audit service, the Audit Committee will pre-approve the particular service on a case-by-case basis. No service that is absent from the record of class-approved services in the annual engagement letter may be commenced without specific pre-approval. The Audit Committee has delegated the authority to grant pre-approvals to the Audit Committee Chairman when the full Audit Committee is unable to do so. Such pre-approvals are then reviewed by the full Audit Committee at its next regular meeting. The Independent Auditor and our senior management periodically report to the Audit Committee regarding the extent of services provided by the Independent Auditor and the related fees for the services performed, as needed. In 2016, all audit services were pre-approved and reviewed in accordance with our policy; in 2016, there were no non-audit services.

PROPOSAL NO. 5:
APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

        The Board of Directors of the Company is seeking stockholder approval of the amended and restated 2010 Equity Incentive Plan, or the 2010 Plan, to (1) increase the number of authorized shares reserved for issuance thereunder by 7,000,000, (2) clarify that shares reacquired by the Company on the stock exchange or national market system on which our Common Stock is listed through the use of cash proceeds from option exercises will not be added to the 2010 Plan on or after the 2010 Plan's amendment and restatement, (3) prohibit dividends or similar rights to be payable with respect to any options or stock appreciation rights, or SARs, or any unvested awards, granted under the 2010 Plan on or after the 2010 Plan's amendment and restatement, and (4) prohibit the exchange of options or SARs granted under the 2010 Plan for cash and/or awards of the same or different type, an opportunity by participants to transfer awards granted under the 2010 Plan to a financial institution or other person or entity, and the reduction of the exercise price of options or SARs granted under the 2010 Plan. Except for these amendments, the 2010 Plan has not been amended in any material way since stockholders last approved the 2010 Plan at our 2016 Annual Meeting of Stockholders.

        The Board and the Compensation Committee believe that equity awards are an important factor in attracting, motivating, and retaining qualified personnel who are essential to the success of the Company. The 2010 Plan provides a significant incentive by allowing employees and other service providers to receive or purchase shares of our Common Stock pursuant to equity awards granted under it.

Background of Share Request

        In determining the increase to the share reserve under the 2010 Plan, the Board considered a number of factors, including the following:

  •
  Shares Available for Grant.  Currently, a maximum of 21,109,968 shares of our Common Stock may be granted under the 2010 Equity Incentive Plan. As of September 1, 2107, 4,004,304 shares remained available for grant under the 2010 Equity Incentive Plan, which is the sole equity compensation plan under which the Company currently grants equity awards. The proposed amendment and restatement of the 2010 Plan would increase the number of shares available for grant under the 2010 Plan by 7,000,000 shares, bringing the total that may be granted under the 2010 Plan to 28,109,968 shares. As of September 1, 2017, no benefits or amounts relating to the additional 7,000,000 shares have been received by, or allocated to, any individuals.

  •
  Shares Outstanding.  As of September 1, 2017, under the 2010 Plan there were: (i) 13,395,797 shares subject to outstanding options, with a weighted average exercise price of $3.49 and a weighted average remaining term of 5.26 years and (ii) 417,286 shares subject to outstanding restricted stock units. As of the same date, under the 2010 Plan and the Company's predecessor 2001 Stock Option Plan, or the 2001 Plan, collectively, there were a total of (i) 13,642,977 shares subject to outstanding options, with a weighted average exercise price of $3.54 and a weighted average remaining term of 5.19 years and (ii) 417,286 shares subject to outstanding restricted stock units.

  •
  Overhang.  As of September 1, 2017, our overhang is 11%. For this purpose we calculated overhang as (i) 13,395,797 shares subject to outstanding options under the 2010 Plan, plus (ii) 417,286 shares subject to outstanding restricted stock units under the 2010 Plan, and plus (iii) 247,180 shares subject to outstanding options under the 2001 Plan, divided by (a) 105,856,428, which is the total outstanding shares of our Common Stock as of September 1, 2017, plus (b) 14,060,263 shares underlying outstanding options and restricted stock units under the 2001 Plan and the 2010 Plan, plus (c) 4,004,304 shares available for grant under the 2010 Plan. Our 2001 Plan was terminated in June 2010 and therefore, no additional equity awards have been granted since the 2001 Plan's termination or will be granted under the 2001 Plan in the future.

  •
  Burn Rate.  Burn rate measures our usage of shares for the 2010 Plan as a percentage of the total outstanding shares of our Common Stock. For 2016, 2015 and 2014, our burn rates were 5.58%, 6.19% and 1.66%, respectively. The rates were calculated by dividing the number of options and restricted stock units as adjusted for stock volatility that were granted during the year by the weighted average number of shares outstanding during the year. Our average annual burn rate of 4.48% over this three year period was within Institutional Shareholder Services Inc., or ISS, guidelines for the Pharmaceuticals, Biotechnology and Life Sciences Industry for Russell 3000 and Non-Russell 3000 companies.

  •
  Forecasted Grants.  The Board anticipates that the proposed share increase to the 2010 Plan, based on currently projected share use, will be sufficient for the granting of equity awards under the 2010 Plan through approximately June 2020. The forecast is based on the expectations that through June 2020, (i) the Company would grant options and restricted stock units covering approximately 10,000,000 shares; and (ii) approximately 200,000 shares would be cancelled or forfeited under outstanding options and restricted stock units. The net grants (that is, grants less cancellations and forfeitures) during this period would be approximately 9,800,000 shares. As a result, we anticipate that we will be requesting additional shares under the 2010 Equity Incentive Plan at the 2019 Annual Meeting of Stockholders. Despite the projected share use described above, future circumstances and business needs, such as higher than expected headcount increases, including officers to support growth in development or commercial activities or merger and acquisition activity, may result in a significant increase in projected options or restricted stock unit grants.

        The Board has approved the amended and restated 2010 Plan, subject to the approval of our stockholders at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of stock present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve this proposal.

        If stockholders do not approve the amended and restated 2010 Plan, no shares will be added to the total number of shares reserved for issuance under the 2010 Plan, and the 2010 Plan will continue under its existing terms without the increase in the share reserves or other amendments to the 2010 Plan as summarized in this proposal. This would mean that the Company would soon be unable to continue making grants under the 2010 Plan, jeopardizing our ability to attract and retain the talent necessary for us to continue and succeed in our business.

Summary of the 2010 Equity Incentive Plan

        The following is a summary of the principal features of the 2010 Plan and its operation, as amended and restated, to reflect the changes proposed in this Proxy Statement. The 2010 Plan, as amended and restated, is attached as Appendix A to this Proxy Statement. This summary does not contain all of the terms and conditions of the 2010 Plan and is qualified in its entirety by reference to the 2010 Equity Incentive Plan as set forth in Appendix A.

General

        The purposes of the 2010 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services to the Company, and to promote the success of the Company's business. These incentives are provided through the grant of stock options, SARs, restricted stock awards, restricted stock units, performance shares and performance units.

Authorized Shares

        Upon stockholder approval of the amended and restated 2010 Plan, the total number of shares of our Common Stock that will be available for issuance under the 2010 Plan will equal the sum of (i) 28,109,968 shares, which is the sum of (a) 19,350,000 shares previously approved by the stockholders, (b) an increase of 7,000,000 shares pursuant to this amendment and restatement of the 2010 Plan, and (c) 99,975 shares, which is the number of shares that had been reserved but not issued pursuant to any awards granted under the 2001 Plan as of June 25, 2010, plus (ii) the number of shares subject to outstanding awards under the 2001 Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by the Company (up to a maximum of 8,183,199 shares pursuant to this clause (ii)). The maximum number of shares that may be issued upon the exercise of incentive stock options granted under the 2010 Plan will be the foregoing sum, plus any additional shares that are returned to the 2010 Plan as described below to the extent permitted by Internal Revenue Code Section 422. Shares under the 2010 Plan may be authorized, but unissued, or reacquired Common Stock of the Company, except that if stockholders approve the amended and restated 2010 Plan, then on or after the date that the 2010 Plan is amended and restated, shares that are reacquired by the Company on an established stock exchange or national market system on which our Common Stock is listed through the use of cash proceeds received by the Company from the exercise of options granted under the 2010 Plan or 2001 Plan will not be added to the shares authorized for grant under the 2010 Plan.

        Shares subject to awards of restricted stock, restricted stock units, performance shares and performance units, which are collectively referred to as Full Value Awards, will count against the

2010 Plan's share reserve as 1.22 shares for each share subject to such award. If shares acquired pursuant to Full Value Awards are forfeited or repurchased by the Company and would otherwise return to the share reserve as described above, then 1.22 times the number of shares forfeited or repurchased will return to the share reserve under the 2010 Plan.

        If an award expires or becomes unexercisable without having been exercised in full or with respect to restricted stock units, performance shares and performance units, is terminated due to failure to vest, the unpurchased or (for awards other than options and SARs) unissued shares subject to such award will become available for future grant or sale under the 2010 Plan (unless the 2010 Plan has terminated). Upon the exercise of SARs settled in shares, the gross number of shares covered by the portion of the award exercised will cease to be available under the 2010 Plan. If shares issued pursuant to restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to the Company due to failure to vest, such shares will become available for future grant under the 2010 Plan. Shares used to pay the exercise price or purchase price of an award and/or to satisfy the tax withholding obligations of an award will not remain available for issuance under the 2010 Plan. Payment of cash rather than shares pursuant to an award will not result in reducing the number of shares available for issuance under the 2010 Plan.

Adjustments to Shares Subject to the 2010 Plan

        In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares or other securities of the Company, or other change in the corporate structure affecting our Common Stock, the Administrator (as defined below), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2010 Plan, will adjust the number and class of shares that may be delivered under the 2010 Plan, the number, class and price of shares covered by outstanding awards, and the per award share limits under the 2010 Plan.

Administration

        The 2010 Plan will be administered by the Board or a committee of individuals satisfying applicable laws appointed by the Board, or the Compensation Committee of the Board, or the Committee. To make grants to certain officers and key employees of the Company, the members of the committee administering the 2010 Plan must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, administration must be by a committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). For purposes of this summary of the 2010 Plan, the term "Administrator" will refer to either the Committee or the Board.

        Subject to the terms of the 2010 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the 2010 Plan), including to accelerate vesting or waive forfeiture restrictions, and to interpret the provisions of the 2010 Plan and outstanding awards. Under the 2010 Plan, the Administrator cannot (x) modify or amend options or SARs to reduce the exercise price of such award after it has been granted (other than pursuant to certain changes in the Company's capitalization), or (y) cancel any outstanding options or SARs and immediately replace it with a new option or SARs with a lower exercise price. If stockholders approve the amended and restated 2010 Plan, then the amended and restated 2010 Plan provides that in addition to (x) and (y) above, the Administrator (i) cannot cancel options or SARs either to replace it with any other awards (for example, restricted stock units) or in exchange for any cash payment, and

(ii) cannot permit participants to transfer any outstanding awards granted under the 2010 Plan to a financial institution or other person or entity selected by the Administrator.

        The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The Administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws and may make all other determinations deemed necessary or advisable for administering the 2010 Plan.

Eligibility

        Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any affiliate of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of September 1, 2017, the Company had approximately 55 employees, including 4 named executive officers, 7 consultants and 6 non-employee directors, who would be eligible to participate in the 2010 Plan.

Stock Options

        Each option granted under the 2010 Plan will be evidenced by a written or electronic agreement between the Company and a participant, specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2010 Plan.

        The exercise price per share of each option may not be less than the fair market value of a share of our Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, or a Ten Percent Stockholder, must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options that first become exercisable by any participant during any calendar year also may not exceed $100,000. Generally, the fair market value of the Common Stock is the closing sales price (or closing bid, if no sales were reported) per share on the date of grant as quoted on the NASDAQ Stock Market on the day of determination. On September 1, 2017, the closing price of a share of our Common Stock on the NASDAQ Stock Market was $0.90 per share.

        The 2010 Plan provides that the option exercise price may be paid, as determined by the Administrator, in cash, by check, by tender of shares having a fair market value equal to the aggregate exercise price of the exercised shares, by a net exercise, by a cashless exercise program that the Company implements, by a reduction in any Company liability to the participant, by such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws, or by any combination of the foregoing. An option will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings.

        Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement, provided that options will have a maximum term of 10 years, and provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding 5 years.

        The Administrator will determine and specify in each award agreement, and solely in its discretion, the period of post-termination exercise applicable to each option. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) 12 months following his or her termination due to disability or following his or her death while holding the option (to the extent vested on the date of death). An award agreement may also provide that if exercising an option following termination of a participant's service (other than upon death or disability) would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, or Section 16(b), then the option will terminate 10 days after the last date on which exercise would result in liability under Section 16(b). An award agreement may also provide that if exercising an option following termination of a participant's service (other than upon death or disability) would be prohibited solely due to a violation of registration requirements under the Securities Act of 1933, as amended, then the option will terminate three months after termination of the participant's service during which exercising the option would not violate such registration requirements. However, in no event can an option be exercised after the expiration of the term of the option.

Stock Appreciation Rights

        A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our Common Stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the 2010 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the 2010 Plan. At the Administrator's discretion, the payment upon exercise of SARs may be in cash, shares of our Common Stock of equivalent value, or a combination of both.

        The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price by (ii) the number of exercised shares. The Company may pay the appreciation in cash, in shares, or in some combination thereof. The term of a stock appreciation right will be no more than 10 years from the date of grant. The terms and conditions relating to the period of post-termination exercise with respect to options described above also apply to SARs.

Restricted Stock Awards

        Awards of restricted stock are rights to acquire or purchase shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2010 Plan. Restricted stock awards may be subject to vesting conditions as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals and certain other requirements (see "Performance Goals" below for more information).

        Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed as specified in the restricted stock award agreement. Unless the Administrator provides otherwise, participants holding restricted stock will have the right to vote the shares. The Administrator, in its sole discretion, generally may reduce or waive any restrictions and may accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

        The Administrator may grant restricted stock units, which represent a right to receive shares of our Common Stock at a future date as set forth in the participant's award agreement. Each restricted stock unit granted under the 2010 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and other terms and conditions of the award, consistent with the requirements of the 2010 Plan.

        Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned restricted stock units will be paid, in the sole discretion of the Administrator, in the form of cash, shares, or in a combination of both. The Administrator may establish vesting criteria in its discretion, which may be based on company-wide, business unit or individual goals, or any other basis determined by the Administrator. After the grant of a restricted stock unit award, the Administrator, in its sole discretion, generally may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals and certain other requirements (see "Performance Goals" below for more information).

        A participant will forfeit any unearned restricted stock units as of the date set forth in the restricted stock unit award agreement.

Performance Units and Performance Shares

        Performance units and performance shares also may be granted under the 2010 Plan. Each award of performance shares or units granted under the 2010 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the 2010 Plan. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or shares at the close of the applicable performance period), or in a combination of both.

        The Administrator may establish performance objectives in its discretion, which may be based on company-wide, divisional or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator. After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares and accelerate the time at which any restrictions will lapse or be removed. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals and certain other requirements (see "Performance Goals" below for more information).

        Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share of our Common Stock on the award's grant date. A participant will forfeit any performance shares or units that are unearned as of the date set forth in the award agreement.

Performance Goals

        Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives (such as options and SARs) under the 2010 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including: attainment of research and development milestones, bookings, business divestitures and acquisitions, cash flow, cash position, contract awards or backlog, customer renewals, customer retention rates from an acquired company, business unit or division, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, expenses, gross margin, growth in stockholder value relative to the moving average of the S&P 500 Index or another index, internal rate of return, market share, net income, net profit, net sales, new product development, new product invention or innovation, number of customers, operating cash flow, operating expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total stockholder return, and working capital. The performance goals may differ from participant to participant and from award to award, may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. Any criteria used may be measured in absolute terms or in terms of growth, compared to other companies, measured against the market as a whole and/or according to applicable market indices, measured against the Company as a whole or a segment of the Company, and/or measured on a pre-tax or post-tax basis, if applicable. Prior to the latest date that performance goals can be determined for an award without jeopardizing its qualification as "performance-based compensation" under Section 162(m), or the Determination Date, the Administrator will determine whether any significant element(s) will be included or excluded from any performance goals applicable to the award. In all other respects, performance goals will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to issuance of an award and applied consistently with respect to the performance goal for the relevant performance period.

        To the extent necessary to comply with the performance-based compensation provisions of Section 162(m), with respect to any award granted subject to performance goals, no later than the Determination Date, the Administrator will, in writing: (i) designate one or more participants to whom an award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between performance goals and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the Administrator may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period and determine what actual award (if any) will be paid in the event of the participant's termination of employment, death or disability, or a change in control of the Company prior to the end of the performance period, or otherwise. A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

Individual Award Limitations

        The 2010 Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year of the Company (i) pursuant to options is 1,000,000 shares, (ii) pursuant to SARs is 1,000,000 shares, (iii) pursuant to restricted stock intended to qualify as "performance-based compensation" under Section 162(m) of the Code is 300,000 shares, (iv) pursuant to restricted stock units intended to qualify as "performance-based compensation" under Section 162(m) of the Code is 300,000 shares, and (iv) pursuant to performance shares intended to qualify as "performance-based compensation" under Section 162(m) of the Code is 300,000 shares, and (v) the maximum dollar value which could be issued to any one individual in any fiscal year pursuant to the grant of performance units intended to qualify as "performance-based compensation" under Section 162(m) of the Code is $1,000,000. In addition, in connection with his or her initial hiring as an employee with the Company, an individual may be granted additional awards of up to a maximum of (a) 1,000,000 shares covering options, (b) 1,000,000 shares covering SARs, (c) 300,000 shares covering restricted stock intended to qualify as "performance-based compensation" under Section 162(m), (d) 300,000 shares covering restricted stock units intended to qualify as "performance-based compensation" under Section 162(m), (e) 300,000 shares covering performance shares intended to qualify as "performance-based compensation" under Section 162(m), and (f) that number of units having an initial value of up to $1,000,000 covering performance units.

        The Administrator will adjust the share limitations set forth in the above paragraph in the event of any adjustment to the Company's shares discussed above (under "Adjustments to Shares Subject to the 2010 Plan").

Dividends and Other Equivalent Rights

        If stockholders approve the amended and restated 2010 Plan, other than with respect to the adjustments referenced under "Adjustments to Shares Subject to the 2010 Plan" above, no dividends or other right for which the record date is (i) before the date the shares subject to an award of options or SARs are issued will be paid or payable, accrue or cause any adjustment to the award, or (ii) before the shares subject to an award of restricted stock, restricted stock units, performance shares and performance units vest will be paid or payable, accrue or cause any adjustment to the award. In addition, unless the Administrator determines otherwise, dividends and other rights for which the record date is before any shares of our Common Stock are issued under any vested restricted stock units, performance shares or performance units will not be paid or payable, accrue or cause any adjustment to such award.

Transferability of Awards

        Awards granted under the 2010 Plan generally are not transferable other than by will or by the laws of descent or distribution, and may be exercised during a participant's lifetime only by the participant, unless the Administrator determines otherwise.

Dissolution or Liquidation

        In the event of the Company's proposed dissolution or liquidation, the Administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

Change in Control

        The 2010 Plan provides that, in the event of a merger or our "change in control" (as defined in the 2010 Plan), the Administrator will have authority to determine the treatment of outstanding awards (without participants' consent), including, without limitation, that:

  •
  awards be assumed or substantially equivalent award substituted by the acquiring or succeeding corporation or its affiliate;

  •
  awards will terminate upon or immediately prior to consummation of such transaction, upon providing written notice to the participant;

  •
  outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such transaction and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of the transaction;

  •
  an award will terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon exercise of the award or realization of the participant's rights as of the date of the transaction, or an award will be replaced with other rights or property selected by the Administrator in its sole discretion; or

  •
  any combination of the foregoing.

        If the successor corporation does not assume or substitute outstanding awards, then with respect to those awards not assumed or substituted, options and SARs will become fully vested and exercisable, all restrictions on restricted stock, restricted stock units, performance shares and performance units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. The Administrator will not be required to treat all outstanding awards the same in the transaction. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or SARs will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or SARs will terminate upon the expiration of such period.

Termination or Amendment

        The 2010 Plan will automatically terminate 10 years from the date of its adoption by the Board, unless terminated at an earlier time by the Administrator. The Administrator may terminate, alter, suspend or amend the 2010 Plan at any time, provided that no amendment may be made without stockholder approval to the extent approval is necessary or desirable to comply with any applicable laws. No termination, alteration, suspension or amendment of the 2010 Plan may impair the rights of any participant unless mutually agreed otherwise between the participant and the Administrator.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2010 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant's death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

        No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the optionee to the alternative minimum tax or may affect the determination of the participant's alternative minimum tax. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options

        No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.

Stock Appreciation Rights

        No taxable income is reportable when a stock appreciation right with a per share exercise price equal to at least the fair market value of a share of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.

Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares

        A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance units or performance shares, are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Medicare Surtax

        Beginning in 2013, a participant's annual "net investment income," as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the "Medicare Surtax"). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant's awards under the 2010 Plan. Whether a participant's net investment income will be subject to the Medicare Surtax will depend on the participant's level of annual income and other factors.

Section 409A

        Section 409A of the Code provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual's deferral and distribution elections and permissible distribution events. Awards granted under the 2010 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death). For certain individuals who are officers, subject to certain exceptions, Section 409A requires that distributions in connection with the officer's separation from service commence no earlier than six months after such officer's separation from service.

        If an award granted under the 2010 Plan is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states, such as California, have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on nonqualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for the Company

        We generally will be entitled to a tax deduction in connection with an award under the 2010 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to "covered employees" within the meaning of Section 162(m). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the 2010 Plan, setting limits on the number of awards that any individual may receive and for awards other than certain stock options, and establishing performance criteria that must be met before the award actually will vest or be paid. The 2010 Plan has been designed to permit (but not require) the Administrator to grant awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards.

Number of Awards Granted to Employees and Directors

        The number of awards that an employee, director or consultant may receive under the 2010 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2010 Plan. The following table sets forth, as of December 31, 2016, (i) the aggregate number of shares of Common Stock subject to options and restricted stock unit awards granted under the 2010 Plan during the last fiscal year, and (ii) the average per share exercise price of such options and the dollar value of such restricted stock units granted.

Name of Individual or Group	Number of Shares Subject to Options Granted	Average Per Share Exercise Price	Number of Shares of Restricted Stock Units Granted	Dollar Value of Restricted Stock Units Granted
Seth H. Z. Fischer	1,000,000	$1.06	300,000	$372,000
Chief Executive Officer and Director
Mark K. Oki	93,500	$1.06	—	—
Chief Financial Officer and Chief
Accounting Officer
John L. Slebir	625,000	$1.06	—	—
Senior Vice President, Business
Development and General Counsel
and Secretary
Santosh T. Varghese, M.D.	550,000	$1.06	—	—
Chief Medical Officer
All current executive officers, as a group	2,268,500	$1.06	300,000	$372,000
All current directors who are not executive officers, as a group	—	—	212,500	$350,625
All current employees who are not executive officers, as a group	2,712,335	$1.06	—	—

Required Vote

        Approval of the amended and restated 2010 Plan and its material terms requires the affirmative "FOR" vote of a majority of the shares present in person or represented by Proxy entitled to vote at the Annual Meeting. If stockholders do not approve the amended and restated 2010 Plan, no shares will be added to the total number of shares reserved for issuance under the 2010 Plan, and the 2010 Plan will continue under its existing terms without the increase in share reserves provided by the amendment and restatement.

Board Recommendation

        We believe strongly that the approval of the amended and restated 2010 Equity Incentive Plan is essential to our continued success. Our employees are one of our most valuable assets. Stock options, restricted stock units and other awards provided under the 2010 Equity Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve the Company's goals. For the reasons stated above, the stockholders are being asked to approve the amended and restated 2010 Equity Incentive Plan and its material terms.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN, INCLUDING THE INCREASE TO THE NUMBER OF AUTHORIZED SHARES RESERVED FOR ISSUANCE UNDER THE 2010 EQUITY INCENTIVE PLAN BY 7,000,000 SHARES AND CERTAIN OTHER MODIFICATIONS.

 PROPOSAL NO. 6:
RATIFICATION OF THE AMENDED AND RESTATED PREFERRED STOCK RIGHTS AGREEMENT

        You are being asked to ratify the adoption by our Board of the Amended and Restated Preferred Stock Rights Agreement, or the Amended Rights Agreement, which the Company entered into on November 9, 2016. The Amended Rights Agreement amends and restates the Company's original Preferred Stock Rights Agreement, dated as of March 27, 2007, between the Company and Computershare Trust Company, N.A., as Rights Agent. The Amended Rights Agreement, a copy of which is attached as Appendix B to this Proxy Statement, is intended to protect our U.S. federal net operating loss carryforwards and other favorable tax attributes, or collectively the Tax Benefits, from limitations pursuant to Section 382 of the Code.

Background

        The Company has incurred net operating losses that, under U.S. federal tax law, generally may be carried forward to reduce the Company's federal income tax liability in future years, subject to certain requirements and restrictions. As of December 31, 2016, we estimate that the Company had approximately $635.7 million of U.S. federal net operating loss carryforwards.

        The Board cannot predict the Company's future taxable income, if any, or the amount of our Tax Benefits that ultimately may reduce the Company's federal income tax liability. However, the Board believes that the Tax Benefits are a potentially valuable asset and that it is in the Company's best interests to attempt to protect this asset by reducing the likelihood of the imposition of limitations on their use.

        Our ability to use our Tax Benefits would be substantially delayed, and a significant portion of such Tax Benefits may expire unused, if we were to undergo an "ownership change" as determined under Section 382 of the Code and applicable Treasury Regulations, or Section 382. If an ownership change occurs, our ability to use our Tax Benefits would be subject to an annual limitation. This could significantly impair the amount of our net deferred tax asset. Under Section 382, an "ownership change" generally occurs if one or more stockholders (including, in certain cases, a group of stockholders) owning at least 5% of our Common Stock increase their aggregate ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. For this purpose, the less-than-5% stockholders of the Company are aggregated and treated as a single separate stockholder and, under certain circumstances, may be divided into further groupings with each treated as a single separate stockholder. The rules for determining whether an ownership change occurs are complex. Nevertheless, based on our continued monitoring of public filings over time and other information within our knowledge, we do not believe that an ownership change has occurred to date that would impair the availability of our Tax Benefits.

        After giving careful consideration to how to preserve the use of our Tax Benefits for long-term stockholder value in consultation with our tax, financial and legal advisors, the Board adopted the Amended Rights Agreement in furtherance of this objective. The Amended Rights Agreement amends and restates the Company's original Preferred Stock Rights Agreement, which was entered into by the Company on March 27, 2007.

        Although stockholder approval of the Amended Rights Agreement is not required by applicable law or by our organizational documents, the Board determined, as a matter of good corporate governance, to submit the Amended Rights Agreement to stockholders at the Annual Meeting. If the Amended Rights Agreement is not ratified by stockholders at the Annual Meeting, the Amended Rights Agreement and the Rights (as defined below) outstanding thereunder will expire on the first business day following the adjournment of the Annual Meeting. The Board urges stockholders to read carefully the proposal, the items discussed below under the heading "Certain Considerations Related to the Amended Rights Agreement," and the full terms of the Amended Rights Agreement.

        The Amended Rights Agreement is intended to reduce the likelihood that the Company will experience an ownership change by discouraging any (i) person (together with all affiliates and associates of such person) from acquiring beneficial ownership of 4.9% or more of the Company's outstanding Common Stock and (ii) existing stockholder who, as of the time of the first public announcement of the adoption of the Amended Rights Agreement by the Board, beneficially owned more than 4.9% of the Company's then-outstanding shares of Common Stock from acquiring beneficial ownership of securities representing 1% of the Company's Common Stock (subject to certain exceptions). It is important to note that the Amended Rights Agreement does not offer a complete solution, and an ownership change for purposes of Section 382 may occur even if the Amended Rights Agreement is ratified by stockholders. The Amended Rights Agreement may deter, but cannot block, all transfers of the Company's Common Stock that might result in an ownership change. The limitations of the Amended Rights Agreement are described in more detail below.

Description of the Amended Rights Agreement

        The following summary of the Amended Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended Rights Agreement, a copy of which is attached as Appendix B. We urge you to read carefully the Amended Rights Agreement in its entirety as the discussion below is only a summary.

        The Amended Rights Agreement is intended to protect stockholder value by attempting to preserve the Company's ability to fully utilize its Tax Benefits to reduce its future income tax liability. Under Section 382, an ownership change may substantially limit the Company's ability to fully utilize its Tax Benefits. The Amended Rights Agreement seeks to reduce the likelihood of an ownership change by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the outstanding Common Stock of the Company, without approval of the Board.

        The Rights.    In connection with the adoption of the original Preferred Stock Rights Agreement, the Board authorized and declared a dividend distribution of one Preferred Stock Purchase Right, or individually a Right and collectively the Rights, for each outstanding share of Common Stock to stockholders of record at the close of business on April 13, 2007. Additionally, one Right was issued with each share of Common Stock issued after that date.

        Distribution Date.    Subject to certain exceptions, the Rights would separate from the Common Stock and become exercisable apart from the Common Stock upon the earlier of:

  •
  the close of business on the tenth (10th) business day after a public announcement that a person has become an Acquiring Person (as defined below), or Stock Acquisition Date; or

  •
  the close of business on the tenth (10th) business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer, the consummation of which would result in such person or an affiliate or associate of such person becoming an Acquiring Person.

        The earlier of such dates is referred to as the "Distribution Date."

        Exercise of Rights.    On or after the Distribution Date, each Right would initially entitle the holder to purchase one one-thousandth of a share of the Company's Series A Participating Preferred Stock, par value $0.001 per share, or the Preferred Stock, for a purchase price of $5.30 (subject to adjustment), or the Purchase Price. Under certain circumstances set forth in the Amended Rights Agreement, the Company may suspend the exercisability of the Rights.

        Acquiring Person.    An "Acquiring Person" is a person or group that, together with affiliates and associates of such person or group, acquires "beneficial ownership" (as defined in the Amended Rights Agreement) of 4.9% or more of the shares of Common Stock then outstanding. In addition to other circumstances under which a person may be deemed to have beneficial ownership of securities, the Amended Rights Agreement provides that a person is deemed the beneficial owner of securities which such person is considered to own under general U.S. federal income tax principles. However, the following are not considered to be an Acquiring Person:

  •
  the Company, its subsidiaries and their respective employee benefit plans or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan;

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  any stockholder that, as of the time of the first public announcement of approval of the Amended Rights Agreement, beneficially owns 4.9% or more of the shares of Common Stock then outstanding, unless such person thereafter acquires an additional 1% of the outstanding shares of Common Stock, subject to certain exceptions (including pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock);

  •
  a person who would otherwise become an Acquiring Person solely as a result of the Company repurchasing shares of Common Stock or a stock dividend, stock split, reverse stock split or similar transaction effected by the Company (unless and until such person acquires additional shares, other than in certain specified exempt transactions);

  •
  certain stockholders who inadvertently or without knowledge of the terms of the Rights, become Acquiring Persons and who thereafter reduce the percentage of shares owned below 4.9%;

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  investment advisors to mutual funds, to the extent that such advisor does not hold and no single fund advised by such advisor holds 4.9% or more of the Company's outstanding Common Stock; and

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  any person whose beneficial ownership of Common Stock is determined by the Board not to be inconsistent with the purpose of the Amended Rights Agreement.

        "Flip-In" Event.    In the event that any person or group becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such, all Rights that are, or (under certain circumstances specified in the Amended Rights Agreement) were, beneficially owned by any Acquiring Person or its affiliates and associates and certain transferees thereof will be null and void.

        Exchange.    At any time following the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Board may, at its option, exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment); provided, that no holder is entitled to receive pursuant to such exchange Common Stock that would result in beneficial ownership of more than 4.9% of the Common Stock then outstanding.

        Expiration.    The Rights and the Amended Rights Agreement will expire on the earliest of:

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  November 9, 2019;

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  the time at which the Rights are redeemed or exchanged pursuant to the Amended Rights Agreement;

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  the repeal of Section 382 or any successor statute if the Board determines that the Amended Rights Agreement is no longer necessary or desirable for the preservation of our net operating loss carryforwards and other Tax Benefits;

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  the first business day following the date on which the Amended Rights Agreement fails to be ratified by the Company's stockholders at the Annual Meeting; and

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  the beginning of a taxable year to which the Board determines that no net operating losses or other Tax Benefits may be carried forward.

        Redemption.    At any time prior to such time as any person becomes an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        Anti-Dilution Provisions.    The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution:

  •
  in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

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  if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or

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  upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        Generally, no adjustments to the Purchase Price of less than 1% will be made.

        Amendments.    For so long as the Rights are then redeemable, any of the provisions of the Amended Rights Agreement may be amended by the Board without the approval of any holders of the Rights. At any time when the Rights are not then redeemable, the provisions of the Amended Rights Agreement may be amended by the Board to make changes which do not adversely affect the interests of holders of Rights, cause the Rights again to become redeemable or cause the Amended Rights Agreement to become otherwise amendable.

Certain Considerations Related to the Amended Rights Agreement

        The Board believes that attempting to protect the Company's Tax Benefits as described above is in the Company's and its stockholders' best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Amended Rights Agreement is ratified. Please consider the factors discussed below when voting on this proposal.

        The Internal Revenue Service, or IRS, could challenge the amount of the Company's Tax Benefits or claim we experienced an ownership change, which could reduce the amount of the Tax Benefits that the Company can use or eliminate its ability to use them altogether.

        The IRS has not audited or otherwise validated the amount of the Company's Tax Benefits. The IRS could challenge the amount of the Company's Tax Benefits, which could limit the Company's ability to use them to reduce its future income tax liability. In addition, the complexity of Section 382's provisions and the limited knowledge any public company has about the ownership of its publicly traded stock contribute to significant uncertainty in determining whether an ownership change has occurred. Therefore, the Company cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the use of the Company's Tax Benefits even if the Amended Rights Agreement is in place. In addition, we must comply with other provisions of the Code that govern the preservation and use of Tax Benefits; failure to do so could also eliminate the Company's ability to use the Tax Benefits even if we comply fully with Section 382.

Continued Risk of Ownership Change

        Although the Amended Rights Agreement is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of the Company's Common Stock that could result in such an ownership change. For example, persons could decide to purchase our shares and become a "5-percent stockholder" notwithstanding the Amended Rights Agreement, either because the purchaser is unaware of the Amended Rights Agreement or makes a conscious decision to discount the potential consequences under the Amended Rights Agreement of obtaining such status. In addition, the Amended Rights Agreement does not preclude dispositions by current 5-percent stockholders, which would also have the effect of increasing our cumulative change in ownership.

        Potential Effects on Liquidity.    The Amended Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our Common Stock in excess of the specified limitations. The Amended Rights Agreement may reduce the number of persons willing to acquire our Common Stock or the amount they are willing to acquire, potentially impacting a stockholder's ability to dispose of our Common Stock.

        Potential Impact on Market Value.    Because the Amended Rights Agreement may restrict a stockholder's ability to acquire Common Stock, the market value of the Common Stock may be affected. The Amended Rights Agreement could discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. However, we believe these disadvantages are outweighed by the importance of maintaining the availability of the Tax Benefits. Our Board did not adopt the Amended Rights Agreement to discourage stockholders from accumulating Common Stock; the purpose of the Amended Rights Agreement is to reduce the risk that we may be unable to fully utilize our Tax Benefits. We have retained the ability under the Amended Rights Agreement for our Board to redeem the rights or cause the Amended Rights Agreement to expire if our Board determines that the Rights are no longer in the best interests of the Company or of its stockholders.

        Potential Anti-Takeover Effect.    The Amended Rights Agreement is designed to preserve the long-term value of our Tax Benefits and is not intended to prevent a takeover of the Company. However, it could be deemed to have an "anti-takeover" effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Amended Rights Agreement may be to render more difficult, or discourage, a merger, tender offer, or assumption of control by a substantial holder of our securities. The Amended Rights Agreement, however, should not interfere with any merger or other business combination approved by our Board.

Required Vote

        The affirmative vote of a majority of the shares of the Company's Common Stock present, in person or by proxy, and entitled to vote will be required to ratify the Amended Rights Agreement.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AMENDED RIGHTS AGREEMENT.

CORPORATE GOVERNANCE

Board Meetings

        The Board met 12 times during fiscal year 2016. All directors attended at least 75% of the aggregate of all meetings of the Board and of the committees on which they served during the year ended December 31, 2016.

        Although we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, directors are encouraged to attend annual meetings of stockholders.

Board Independence

        As required under Rule 5605 of the NASDAQ Listing Rules, a listed company's board of directors must affirmatively determine that a majority of its directors are "independent," as defined by such listing standards. That definition includes a series of objective factors, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company. Additionally, the board of directors must make a subjective determination as to each director that no relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act.

        Consistent with these requirements, our Board has determined that six of our seven directors satisfy the director independence standards of the NASDAQ Listing Rules. Our Board has also determined that Seth H. Z. Fischer, our Chief Executive Officer, is not independent by virtue of his employment with the Company. The Board also determined that each member of the Audit, Compensation, and Nominating and Governance Committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.

Board Leadership Structure

        The Company maintains separate positions of the Chairman of the Board of Directors and Chief Executive Officer. Having these positions separate allows our Chief Executive Officer to focus on the daily operations, while allowing the Chairman of the Board of Directors to lead the Board in its fundamental role of providing advice to and independent oversight of management. Though our charter documents do not require that our Chairman of the Board of Directors and Chief Executive Officer positions be separate, the Board believes that having separate positions is the appropriate leadership structure to assure good and efficient corporate governance. The Board has charged the Chairman of the Board of Directors with responsibility for presiding over meetings of the Board, developing meeting agendas in consultation with management, facilitating communication between management and the Board, representing director views to management and improving meeting effectiveness, among other things. Our Chairman of the Board of Directors is elected annually at the first Board meeting following the annual meeting of stockholders and is currently David Y. Norton.

Risk Oversight

        Our Board as a whole is responsible for overseeing our risk management function. Members of our senior management team are responsible for implementation of our day-to-day risk management processes, while the Board, as a whole and through its Audit Committee, Compensation Committee and Nominating and Governance Committee, has responsibility for the oversight of overall risk management. As risk is inherent in every business and is rarely static, the Board and senior management routinely discuss and analyze any significant strategic, operational, financial, legal and compliance risks facing the Company, as well as our general risk management strategy and actions taken by senior management in compliance with this strategy. At meetings of the Board, senior management provides updates to the Board on any specific risk-related issues as they evolve, which allows the Board to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        In addition, each of the committees of our Board considers any risks that may be within its area of responsibilities and directors periodically engage in discussions with members of the senior management team as appropriate. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers and corporate governance.

Board Committees

        The Board has Audit, Compensation, and Nominating and Governance Committees. The written charter for each of these committees can be found on our website at www.vivus.com. All members of the committees are appointed by the Board and are independent non-employee directors. The following describes each committee, its current membership, the number of meetings held during fiscal year 2016, and its function:

  Audit Committee

        The Audit Committee currently consists of directors Norton, Rosenman and Shaw, none of whom is an employee of the Company and each of whom is independent within the meaning of the NASDAQ Listing Rules and the Exchange Act, in each case as currently in effect. The Board has determined that Mr. Rosenman is an "audit committee financial expert" as defined in the applicable SEC rules. Mr. Rosenman currently serves as Chairman of the Audit Committee. The Audit Committee held four meetings during fiscal year 2016.

        The Audit Committee's main function is to oversee our accounting and financial reporting processes, internal system of control, independent registered public accounting firm relationships and the audits of our financial statements. The Audit Committee's responsibilities include, among other things:

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  assisting the Board in its oversight of the integrity of the Company's accounting and financial reporting process and the audits of the Company's financial statements by the Company's independent registered public accounting firm;

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  monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the independent registered public accounting firm and the Company's financial and senior management;

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  evaluating the Company's compliance with legal and regulatory requirements under applicable securities law;

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  interacting directly with and evaluating the performance of the independent registered public accounting firm, including engaging or dismissing the independent registered public accounting firm and monitoring the independent registered public accounting firm's qualifications and independence; and

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  facilitating communication among the independent registered public accounting firm and the Company's financial and senior management and the Board.

        Both our independent registered public accounting firm and internal financial personnel meet privately with the Audit Committee and have unrestricted access to the Audit Committee.

        The Audit Committee Report is included herein below.

  Compensation Committee

        The Compensation Committee currently consists of directors Roberts, Rosenman and Shaw, none of whom is currently or has served as an employee of the Company during fiscal year 2016 and each of whom is independent within the meaning of the NASDAQ Listing Rules and the Exchange Act, in each case as currently in effect. The Compensation Committee held four meetings during fiscal year 2016. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board or Compensation Committee. Mr. Shaw currently serves as Chairman of the Compensation Committee. The Compensation Committee's responsibilities include, among other things:

  •
  establishing and maintaining compensation and benefit plans, policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve superior operating results;

  •
  reviewing the compensation of the Company's Chief Executive Officer, the Company's other executive officers as defined by Rule 3b-7 of the Exchange Act and the Company's non-employee directors; and

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  ensuring compliance with the compensation rules, regulations and guidelines promulgated by the NASDAQ stock market, the SEC and other law, as applicable.

        The Compensation Committee reviews and approves the salaries and incentive compensation of our officers and directors. In addition, the Compensation Committee approves all new hire equity grants, as well as equity grants for all employees as part of our annual performance review process.

        The agenda for meetings of the Compensation Committee is prepared by the Compensation Committee Chair in consultation with management. The Compensation Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Compensation Committee, attend any meeting to provide such information as the Compensation Committee requests. In rendering its decisions, the Compensation Committee also considers the information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States and its collective experience with other companies. The Chief Executive Officer and any other officers cannot be present during the portion of any meeting relating to their own compensation or performance.

        The Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with the Company's Certificate of Incorporation, Amended and Restated Bylaws, Section 162(m), NASDAQ rules and other applicable law. The Board retains the authority to review and approve cash and equity compensation for our officers and directors, which it exercises from time to time.

        The Compensation Committee is committed to ensuring that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company's stockholders. To this end, the Compensation Committee has directly selected and retained the services of Radford, an Aon Hewitt Company, or Radford, to assist it in evaluating executive and non-employee director compensation matters. During 2016, Radford only provided services to the Compensation Committee and such services were related exclusively to executive, equity and non-employee director compensation. In 2016, the Compensation Committee engaged Radford to conduct a peer group analysis, an analysis of the Chief Executive Officer's compensation, a review of ongoing equity strategies, and an analysis of non-employee directors' compensation. The Compensation Committee has the sole discretion to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisers, direct responsibility for the appointment, compensation and oversight of the work of any compensation adviser, the right to receive from the Company appropriate funding, as determined by the Compensation Committee, for the payment of reasonable compensation to compensation advisers retained by the Compensation Committee and responsibility to consider certain independence factors before selecting such compensation advisers, other than in-house legal counsel. The compensation consultant reports directly and exclusively to the Compensation Committee with respect to executive and non-employee director compensation matters.

        After review and consultation with Radford, the Compensation Committee has determined that Radford is independent and there is no conflict of interest resulting from retaining Radford currently or during the year ended December 31, 2016. In reaching these conclusions, the Compensation Committee considered the factors set forth in Rule 10C-1 of the Exchange Act and applicable NASDAQ Listing Rules.

        The Compensation Committee Report is included herein below.

  Nominating and Governance Committee

        The Nominating and Governance Committee currently consists of directors Norton and Roberts, neither of whom is an employee of the Company and each of whom is independent within the meaning of the NASDAQ Listing Rules as currently in effect. During fiscal year 2016 and until January 2017, Mayuran Sriskandarajah also served as a member and Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during fiscal year 2016. Mr. Norton is currently acting as Chairman of the Nominating and Governance Committee.

        The Nominating and Governance Committee is responsible for:

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  identifying, considering and recommending candidates for nomination to the Board;

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  developing, reviewing and recommending to the Board, corporate governance guidelines and principles applicable to the Company;

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  overseeing the evaluation of the Board, including from time to time conducting surveys of director observations, suggestions and preferences; and

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  advising the Board on corporate governance matters and performance matters of the Board, including recommendations regarding the structure and composition of the Board and Board committees.

        The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for membership on the Board as described below. Any stockholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate's name and qualifications for membership on the Board and should be addressed to our Corporate Secretary at VIVUS, Inc., 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008. In addition, procedures for stockholder direct nomination of directors are discussed in detail in our Amended and Restated Bylaws, which can be provided to you upon written request. The Nominating and Governance Committee will consider a director candidate recommended by our stockholders in the same manner as a nominee recommended by a member of the Board, management or other sources.

        The Nominating and Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee intends to regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee plans to consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current members of the Board, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. In evaluating such recommendations, the Nominating and Governance Committee uses the qualifications standards discussed below and seeks to achieve a balance of knowledge, experience and skill on the Board.

        The Nominating and Governance Committee will use a variety of criteria to evaluate the qualifications and skills necessary for members of our Board. The Nominating and Governance Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board as follows:

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  possession of the highest professional and personal ethics and values;

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  the ability to think and act independently;

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  broad experience at the policy-making level in business, healthcare, education, or government;

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  a commitment to enhancing stockholder value and providing insight and practical wisdom based on experience;

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  service on other boards of public companies limited to a number that permits a director, given each director's individual circumstances, to perform all director duties responsibly; and

  •
  the ability to represent the interests of our stockholders.

        While the Company does not have a formal policy on director diversity, the Board and the Nominating and Governance Committee also consider diversity when reviewing the composition of the Board and considering the slate of nominees for annual election to the Board and the appointment of individual directors to the Board. In this context, diversity factors include without limitation experience, specialized expertise, geographic location, cultural background and gender. Diversity factors are then considered with other factors by our Nominating and Governance Committee in the context of an assessment of the perceived needs of our Board on an annual basis or at a particular point in time.

        After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

        None of our directors who served on our Compensation Committee during 2016 is currently or has been, at any time since our formation, one of our officers or employees. During 2016, no executive officer served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. The Compensation Committee currently consists of directors Roberts, Rosenman and Shaw. None of the members of our Compensation Committee during 2016 currently has or has had any relationship or transaction with a related person requiring disclosure pursuant to Item 404 of Regulation S-K.

Stockholder Communications to Directors

        Stockholders may communicate directly with our Board by sending a letter addressed to:

General Counsel
VIVUS, Inc.
900 E. Hamilton Avenue, Suite 550
Campbell, CA 95008

        Our General Counsel will ensure that a summary of all communications received is provided to the Board at its regularly scheduled meetings. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Where the nature of a communication warrants, the General Counsel may decide to obtain the more immediate attention of the appropriate committee of the Board or a non-management director, management or independent advisors, as the General Counsel considers appropriate. The General Counsel may decide, in the exercise of his judgment, whether a response to any stockholder communication is necessary.

Code of Business Conduct and Ethics

        The Board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors. The Code of Business Conduct and Ethics may be found on our website at www.vivus.com. We will disclose any amendment to the Code of Business Conduct and Ethics or waiver of a provision of the Code of Business Conduct and Ethics, including the name of the person to whom the waiver was granted, on our website on the Investor Relations page within four business days following the date of such amendment or waiver.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines, which set forth amongst other things the principles that guide the Board's exercise of its responsibility to oversee corporate governance, maintain its independence and evaluate its own performance. Our Corporate Governance Guidelines provide that the Board shall elect its Chairman and appoint the Company's Chief Executive Officer in accordance with the best interests of the Company. Our Corporate Governance Guidelines also provide that directors should not serve on boards of public companies in addition to the Company's Board where such service is likely to interfere with the performance of the director's duties to the Company, taking into account the individual, the nature of his or her activities and such other factors or considerations as the Board deems relevant. The Corporate Governance Guidelines may be found on our website at www.vivus.com.

EXECUTIVE OFFICERS

        Officers serve at the discretion of the Board. The following table and the biographical information that follows it set forth information as of September 1, 2017 regarding our executive officers:

Name	Age	Position
Seth H. Z. Fischer	61	Chief Executive Officer and Director
Mark K. Oki	48	Chief Financial Officer and Chief Accounting Officer
John L. Slebir	52	Senior Vice President, Business Development and General Counsel and Secretary
Santosh T. Varghese, M.D.	47	Chief Medical Officer

        The biographical information of Mr. Fischer is set forth above under Proposal No. 1, "Election of Directors."

        Mark K. Oki has served as our Chief Financial Officer and Chief Accounting Officer since October 2015. Prior to this, Mr. Oki held the following positions at Alexza Pharmaceuticals, Inc., a publicly traded pharmaceutical company: Senior Vice President, Finance and Chief Financial Officer from July 2012 until October 2015, Principal Accounting Officer from May 2010 until October 2015, Principal Financial Officer and Secretary from December 2011 until October 2015, Vice President, Finance and Controller from February 2010 until July 2012 and Controller from April 2006 until February 2010. From June 2001 until April 2006, he served as the Controller of Pharmacyclics, Inc., a publicly traded development stage pharmaceutical company. From 1998 until 2001, Mr. Oki held several positions at Incyte Genomics, Inc., now Incyte Corporation, a publicly traded company, including most recently as Assistant Controller. From 1992 until 1997, he held several positions at Deloitte & Touche LLP, a public accounting firm. Mr. Oki holds a B.S. in Business Administration with a concentration in Accounting from San Jose State University.

        John L. Slebir has served as our Senior Vice President, Business Development and General Counsel since January 2014, and, since June 2012, he also has served as our Secretary. From June 2011 until January 2014, Mr. Slebir served as our Vice President, Business Development and General Counsel, from January 2011 until June 2011, he served as our Vice President, General Counsel, and, from September 2009 until January 2011, he served as our General Counsel on a part-time basis. From March 1999 until January 2011, Mr. Slebir served as an attorney at Wilson Sonsini Goodrich & Rosati, P.C., specializing in corporate securities and corporate governance. Prior to joining Wilson Sonsini Goodrich & Rosati, P.C., Mr. Slebir was an attorney at two prominent Bay Area law firms specialized in insurance and sporting equipment defense litigation. Mr. Slebir holds a B.A. in Communications from San Diego State University and a J.D. from Santa Clara University School of Law.

        Santosh T. Varghese, M.D. has served as our Chief Medical Officer since January 2016. Dr. Varghese served as our Vice President, Medical & Regulatory Affairs, Pharmacovigilance, and QA from October 2013 until December 2015, as our Vice President, Head of Medical Affairs, Pharmacovigilance, and Regulatory Compliance from July 2013 until October 2013, as our Vice President, Head of Medical Affairs and Pharmacovigilance from April 2012 until July 2013, and as our Vice President, Head of Medical Affairs from March 2012 until April 2012. Prior to this, Dr. Varghese was Senior Vice President, Medical Affairs at Elan Pharmaceuticals, a biopharmaceutical company, from January 2011 until March 2012. From April 2010 until January 2011, Dr. Varghese served as an executive consultant in the pharmaceutical industry for medical education and pharmaceutical companies. From June 2008 until April 2010, he was Vice President Primary Care & Cardiovascular in Global Medical Affairs at Schering-Plough Corporation (now Merck & Co.), a pharmaceutical company, in addition to other senior roles at Schering-Plough Corporation from May 2006 until June 2008. From November 2000 until May 2006, he held senior roles at Aventis and Sanofi-Aventis (now Sanofi SA), a pharmaceutical company. Dr. Varghese previously served on the board of directors of the American Lung Association—New York, and was an Adjunct Associate Professor at Touro University College of Medicine (now New York Medical College). Dr. Varghese is the co-author of abstracts and journal publications in multiple therapeutic areas. Dr. Varghese holds a B.S. in Biology from Pennsylvania State University and an M.D. from St. George's University School of Medicine. He completed his medical training in the Caribbean, United States, and United Kingdom.

AUDIT COMMITTEE REPORT

        Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the Audit Committee of our Board of Directors shall not be deemed "filed" with the SEC or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

        The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2016 with our management. In addition, the Audit Committee has discussed with OUM & Co. LLP, our independent registered public accounting firm, or the Auditors, the matters required to be discussed by the Statement on Auditing Standards No. 16, "Communications with Audit Committees," as adopted by the Public Company Accounting Oversight Board, or PCAOB.

        The Audit Committee also has received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors' communications with the Audit Committee concerning independence, and has discussed with the Auditors the Auditors' independence.

        Based on the Audit Committee's review of the matters noted above and its discussions with our Auditors and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Herman Rosenman, Chairman David Y. Norton Allan L. Shaw

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses:

  •
  the elements of our compensation programs applicable to the named executive officers for 2016;

  •
  the actions taken in 2016 with respect to compensation for the named executive officers; and

  •
  the compensation of our named executive officers during 2016.

        We refer to the following individuals as our "named executive officers" for 2016:

Name	Title
Seth H. Z. Fischer	Chief Executive Officer
Mark K. Oki	Chief Financial Officer and Chief Accounting Officer
John L. Slebir	Senior Vice President, Business Development and General Counsel and Secretary
Santosh T. Varghese, M.D.	Chief Medical Officer

General Philosophy

        We compensate our named executive officers through a combination of base salary, cash bonus and equity compensation designed to be competitive with comparable companies. Our core objective is to attract, retain, reward and motivate our named executive officers and to align our performance with the long-term interests of our stockholders. We evaluate our compensation based on a number of factors, including corporate and individual performance. In 2016, our focus was to maximize the value of Qsymia® and STENDRA®/SPEDRA™ and to develop a strategic plan for delivering long-term stockholder value. To reflect the realities of the branded anti-obesity market, we continued to address our cost structure, which decreased by 56%, which includes the reduction of Qsymia selling and marketing expenses by 59%. In addition, we received $70 million for the commercial licensing rights of STENDRA/SPEDRA in the U.S., South America, Canada and India. These efforts resulted in profitability for the Company in 2016 and a strengthening of our balance sheet. We also made the decision to develop our product candidate pipeline to build long-term stockholder value. The first product announced as a result of this effort is the development of tacrolimus for the treatment of pulmonary arterial hypertension.

        Our compensation programs are designed to:

  •
  attract and retain our named executive officers by providing an overall compensation package that is competitive in the market in which we compete through cash bonuses and long-term equity awards based on corporate and individual performance;

  •
  share the risks and rewards of our business with our named executive officers;

  •
  align the interests of our named executive officers with the interests of our stockholders in particular through equity awards; and

  •
  compensate our named executive officers in a manner that is efficient and affordable for the Company.

        In determining the compensation for our named executive officers, we, in connection with consulting with our compensation consultant, Radford, an Aon Company, or Radford, consider a number of factors, including information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States. We also consider the seniority level of the employee, and the employee's overall performance and contribution to the Company. Especially with respect to the compensation of our Chief Executive Officer, we also consider our performance and our goal of retaining our Chief Executive Officer with his extensive industry experience and skills and familiarity with the Company.

Executive Compensation Program Objectives

  Executive Compensation Programs

        Our Compensation Committee relies on experience with other companies in our industry and third-party industry compensation surveys, including those compiled and periodically provided to the Compensation Committee by Radford, executive compensation data as reported in peer company proxies, and internally generated comparisons of the various elements of total compensation to peer group companies, or the Peer Group, to determine base salary, performance-based cash bonuses and performance-based equity awards and the portion of total compensation each element should comprise. Given our named executive officers' level of responsibility in the Company and impact on the performance of the Company, we believe that a larger portion of our named executive officers' compensation should be based on performance than that of our lower-level employees. Consistent with our compensation philosophy, we have structured each element of our compensation program as described below.

        We design our base pay to provide the essential reward for an employee's work. Once base pay levels are determined, annual increases in base pay are provided to recognize an employee's expanded role and capabilities, specific performance achievements and contributions. Adjustments may also be made for changes in comparable peer company compensation levels in order to remain competitive to attract and retain employees.

        We also utilize annual cash bonuses to compensate employees for the achievement of corporate objectives as well as an employee's outstanding results while allowing us to remain competitive with other companies.

        We utilize equity-based compensation to ensure that we have the ability to retain employees over a longer period of time and to provide employees with a form of reward that aligns their interests with those of our stockholders. Employees whose skills and results we deem to be critical to our long-term success are eligible to receive higher levels of equity-based compensation. In 2016, our annual equity-based compensation to our named executive officers, other than Mr. Fischer, consisted of stock options. In 2016, our annual equity-based compensation to Mr. Fischer included a mix of stock options and restricted stock units due to the cancellation of a portion of his 2016 stock option grant, given that such grant exceeded the 2010 Equity Incentive Plan limits, and subsequent grant of restricted stock units in September 2016. The annual equity awards to our named executive officers, other than the 2016 grant of restricted stock units to Mr. Fischer, and our other employees vest over a period of four years, providing a long-term incentive to our employees as they work on multi-year commercialization and drug development programs. The restricted stock units granted to Mr. Fischer in 2016 will vest according to the following vesting schedule: 50% on January 22, 2017 and an additional 12.5% on each of April 22, 2017, July 22, 2017, October 22, 2017 and January 22, 2018, subject to Mr. Fischer continuing to be a Service Provider (as defined in the Company's 2010 Equity Incentive Plan) with the Company on the relevant vesting dates.

        Core benefits, such as our basic health benefits, 401(k) program, disability and life insurance plans, are designed to provide support to employees and their families and to be competitive with other companies in our industry.

  Our Peer Group

        For determining 2016 compensation levels, our Compensation Committee, after consulting with Radford, chose a group of 24 companies to include in the Peer Group based on their similarity to us in terms of industry focus, stage of development, market capitalization size, revenues, financial position, entity size, pharmaceutical assets, business strategy, and the geographical location of the talent pool with which we compete. The market data for the Peer Group was drawn from publicly available documents. Additional compensation data for our Chief Executive Officer was obtained from the Radford Global Life Sciences Survey, which was provided to the Compensation Committee by Radford. For 2016, the Peer Group, which was determined by the Compensation Committee after consulting with Radford, consisted of the following companies:

Adamas Pharmaceuticals, Inc.

Aegerion Pharmaceuticals, Inc. (acquired by Novelion Therapeutics Inc.)

AMAG Pharmaceuticals, Inc.

Aradigm Corporation

Arena Pharmaceuticals, Inc.

Corcept Therapeutics Incorporated

Corium International, Inc.

CTI BioPharma Corp.

Cumberland Pharmaceuticals Inc.

Depomed, Inc.

Enanta Pharmaceuticals, Inc.

ImmunoGen, Inc.

Omeros Corporation

Orexigen Therapeutics, Inc.

Permix Therapeutics Holdings, Inc.

Raptor Pharmaceuticals Corp.

Retrophin, Inc.

SciClone Pharmaceuticals, Inc.

Spectrum Pharmaceuticals, Inc.

Sucampo Pharmaceuticals, Inc.

Supernus Pharmaceuticals, Inc.

Xenoport, Inc. (acquired by Arbor Pharmaceuticals, LLC)

Zafgen, Inc.

Zogenix, Inc.

        The data on the compensation practices of the Peer Group is gathered by our searches of publicly available information. Due to the variations between companies reporting the individual and roles for which compensation is disclosed, directly comparable information is not available from each peer company with respect to each of our named executive officers. In considering the Peer Group compensation data, the Compensation Committee recognizes that executives at different companies can play significantly different roles, with different responsibilities and scope of work, even though they may hold similar titles or positions. Moreover, it is not always possible to determine the respective qualitative factors that may influence compensation from the publicly reported compensation data, such as scope of each named executive officer's responsibilities, their performance during the period under consideration or their perceived importance to their companies' business, strategy and objectives. Accordingly, the Compensation Committee looked to information about the Peer Group as one of a number of considerations in establishing executive compensation levels (as described in more detail below). In determining compensation for our named executive officers, the Compensation Committee reviewed both Peer Group information and the collective experience of the members of our Compensation Committee and executive management to establish our compensation practices.

  Stockholder Say-on-Pay Votes

        In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we held a non-binding stockholder vote at our 2016 Annual Meeting of Stockholders, or the 2016 Annual Meeting, on our 2015 executive compensation practices. The Compensation Committee, while not bound to act on a negative vote, carefully considers the opinion of its stockholders in making compensation decisions. We also have an ongoing dialogue with our largest stockholders about various aspects of our business and corporate governance, and we take into consideration the concerns raised by such stockholders. The stockholders voted to approve, on an advisory basis, our 2015 executive compensation at the 2016 Annual Meeting. In light of such approval and after careful consideration, the Compensation Committee did not make any material changes to the Company's executive compensation practices. In alignment with our philosophy on stockholder say-on-pay and with the results of the say-on-pay frequency vote held in 2011, we intend to continue to hold non-binding stockholder say-on-pay votes annually. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the next say-on-pay frequency vote is being held at this Annual Meeting pursuant to Proposal No. 3 above.

Executive Compensation Components

        We have structured each element of our compensation package as follows:

  Base Salary

        We determine our named executive officers' salaries based on job responsibilities and individual experience, and we benchmark the amounts we pay against comparable competitive market compensation for similar positions within our Peer Group and industry. Specifically, we utilize information obtained from our comparison of Peer Group compensation data and the annual Radford Global Life Sciences Survey, or the Comparison Data. Our Compensation Committee reviews the salaries of our named executive officers annually, and our Compensation Committee grants increases in salaries based on a review of the Comparison Data and of individual performance during the prior calendar year provided that any increases are within the guidelines determined by the Compensation Committee for each position. Guidelines are adjusted and modified on an annual basis based on information obtained from our review of the Comparison Data, as well as from our Compensation Committee's and management's experience and general employment market conditions for our industry and geographic area. Increases in base salary are based on individual performance as merit increases and on the Comparison Data as market increases; such increases are not automatic or guaranteed.

        In January 2016, our Compensation Committee reviewed base salaries for our named executive officers. The Compensation Committee considered a number of factors in setting the 2016 base salaries for our named executive officers, including the status of the commercial launch of Qsymia as a treatment for obesity in the United States and the status of the commercial launch of STENDRA and SPEDRA in the United States and the European Union. In addition, the Compensation Committee reviewed the Comparison Data and the individual performance of our named executive officers during the prior calendar year. Following the Compensation Committee's review, Messrs. Fischer and Slebir and Dr. Varghese received merit increases to their base salaries based on individual performance. Mr. Oki joined the Company in October 2015 and therefore did not receive any increase to his base salary.

        The table below provides the base salary for each named executive officer:

Name	2016 Increase to Base Salary	2016 Base Salary ($)
Seth H. Z. Fischer	3.2%	696,600
Mark K. Oki	—	350,000
John L. Slebir	3.2%	452,800
Santosh T. Varghese, M.D.	3.2%	407,600

  Cash Bonus Plan

        Annual Bonus Plan.    We awarded cash bonuses under the Annual Bonus Plan to our named executive officers based on our overall corporate performance, achievement of general corporate performance objectives established by our Board of Directors in June 2016 and individual performance. The cash bonuses are based on an end-of-year assessment by our Compensation Committee. The corporate performance and the achievement of corporate objectives determine the percent of the eligible cash bonus to be paid to each named executive officer. Each named executive officer's individual performance is reviewed to determine how such named executive officer's performance contributed to our overall corporate performance and achievement of corporate performance objectives. The Compensation Committee uses this information to determine the named executive officer's cash bonus award, such that the percent of the eligible bonus to be paid to a named executive officer may be increased, decreased or eliminated based on the individual performance review. Cash bonuses under the Annual Bonus Plan are awarded on a discretionary basis, and the Compensation Committee may modify, eliminate or adjust corporate objectives at any time, thereby ensuring that employees are compensated for performance.

        For 2016, our corporate performance objectives as approved by our Board in June 2016, were as follows:

  •
  achieving certain strategic engagement and business strategy goals to increase stockholder value;

  •
  achieving certain financial goals;

  •
  achieving certain regulatory and intellectual property goals; and

  •
  achieving certain compliance excellence goals and certain human resources goals.

In the Compensation Committee's opinion, the Company succeeded in meeting the following corporate objective: achieving certain compliance excellence goals and certain human resources goals. Further, in the Compensation Committee's opinion, the Company succeeded, in part, in meeting the following corporate objectives:

  •
  achieving certain strategic engagement and business strategy goals to increase stockholder value;

  •
  achieving certain financial goals; and

  •
  achieving certain regulatory and intellectual property goals.

Based on the achievements in 2016, the Compensation Committee determined that bonuses under the Annual Bonus Plan equaling 90% of the eligible cash bonus potential would be paid for 2016 to our eligible employees under the plan, including our named executive officers.

        The table below provides the target bonus for each named executive officer who participated in the Annual Bonus Plan for 2016 and the executive's actual bonus amount:

Name	2016 Target Bonus as a Percentage of Base Salary	2016 Target Bonus ($)	2016 Maximum Bonus as a Percentage of Base Salary	2016 Maximum Bonus ($)(1)	2016 Actual Bonus as a Percentage of Base Salary	2016 Actual Bonus ($)
Seth H. Z. Fischer	80%	557,280	80%	557,280	72%	501,552
Mark K. Oki	40%	140,000	40%	140,000	36%	126,000
John L. Slebir	50%	226,400	50%	226,400	45%	203,760
Santosh T. Varghese, M.D.	40%	163,040	40%	163,040	36%	146,736

(1)
The Compensation Committee may award up to 10% of additional bonus to each named executive officer based on individual performance.

        For 2017, under the Annual Bonus Plan, the Compensation Committee determined that our Chief Executive Officer, Chief Financial Officer, Senior Vice Presidents (or equivalent pay grade) and Vice Presidents (or equivalent pay grade) would be eligible to receive target and maximum cash bonuses of up to 80%, 40%, 50% and 40% of their base salaries, respectively. The table below provides the 2017 base salary and the target and maximum bonuses for each named executive officer who is participating in the Annual Bonus Plan for 2017:

Name	2017 Base Salary ($)	2017 Target Bonus as a Percentage of Base Salary	2017 Target Bonus ($)	2017 Maximum Bonus as a Percentage of Base Salary	2017 Maximum Bonus ($)
Seth H. Z. Fischer	721,000	80%	576,800	80%	576,800
Mark K. Oki	362,250	40%	144,900	40%	144,900
John L. Slebir	468,650	50%	234,325	50%	234,325
Santosh T. Varghese, M.D.	421,900	40%	168,760	40%	168,760

  Equity Compensation

        We award equity compensation to our named executive officers based on the performance of the named executive officer and guidelines related to each named executive officer's position in the Company. We determine our equity award guidelines based on information derived from our Compensation Committee's and management's experience. With respect to our named executive officers, we also utilize an internally generated comparison of companies and third party survey of companies in our industry, which was developed with information provided by Radford. Specifically, we utilize the Comparison Data to modify and adjust our equity award guidelines. We typically base awards to newly hired employees on these guidelines, and we base awards to continuing employees on these guidelines along with an employee's performance for the prior fiscal year. In determining the amount of awards, we generally do not consider an employee's current equity ownership in the Company or the prior awards that are fully vested. Rather, we evaluate each employee's awards based on the factors described above and competitive market factors in our industry.

        Our stock option awards typically vest over a four-year period subject to the continued service of the employee to the Company. Twenty-five percent of the shares typically vest on the first anniversary of the option award, with the remaining shares vesting monthly in equal amounts over the remainder of the vesting period. Our restricted stock unit awards typically vest over a four-year period subject to the continued service of the employee to the Company. Twenty-five percent of the shares typically vest on each annual anniversary of the restricted stock unit award. Unless our employees (including our named executive officers) elect otherwise, upon the vesting of the restricted stock units shares of Common Stock are sold to satisfy the tax liability due upon such vesting. We believe these vesting arrangements encourage our employees to continue service to the Company for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

        Timing of Equity Awards.    Our Compensation Committee typically makes award decisions for employees at its first meeting in each fiscal year. We believe annual awards at this time allow the Compensation Committee to consider a number of factors related to the stock option award and restricted stock unit award decisions, including corporate performance for the prior fiscal year, employee performance for the prior fiscal year and expectations for the upcoming fiscal year. With respect to newly hired employees, our practice is typically to make stock option awards at the first meeting of the Compensation Committee following the employee's hire date. We do not plan or time our stock option awards in coordination with the release of material non-public information for the purpose of affecting the value of executive compensation.

        Allocation of Equity Compensation.    In 2016, we granted stock options to purchase 4,980,835 shares of our Common Stock, of which stock options to purchase a total of 2,268,500 shares were awarded to named executive officers, representing approximately 46% of all stock option awards in 2016. Also, in 2016, we granted 562,500 restricted stock units, of which 300,000 restricted stock units were awarded to named executive officers, representing 53% of all restricted stock unit awards in 2016. Our Compensation Committee does not apply a formula for allocating stock options and restricted stock units to named executive officers. Instead, our Compensation Committee considers the role and responsibilities of the named executive officers, competitive factors, the non-equity compensation received by the named executive officers and the total number of stock options and restricted stock units to be granted in the fiscal year.

        Type of Equity Awards.    Under our 2010 Equity Incentive Plan, we may award incentive stock options, within the meaning of Section 422 of the Code, to our employees, and we may award nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares to our employees, directors and consultants. In 2016, we awarded stock options to our named executive officers, and in 2016, we also awarded restricted stock units to Mr. Fischer.

        Equity Awards in 2016.    In January 2016, our Compensation Committee reviewed equity compensation for our named executive officers. The Compensation Committee reviewed the Comparison Data and the individual performance of such named executive officers during the prior calendar year. Following the Compensation Committee's review, all of our named executive officers received stock options as reflected in the 2016 Grants of Plan-Based Awards Table below. In September 2016, Mr. Fischer also received restricted stock units in conjunction with the cancellation of a portion of his 2016 stock option grant given that such grant exceeded the 2010 Equity Incentive Plan limits, as reflected in the 2016 Grants of Plan-Based Awards Table below.

Retirement Savings Plan

        We maintain a 401(k) retirement savings plan for the benefit of our eligible employees. Employees may elect to contribute their compensation up to the statutorily prescribed limit. We currently match employee contributions up to a maximum of 4% of an employee's salary per pay period. In 2016, the employer-match contribution limit was $10,600 per employee.

Employment Agreement

        Seth H. Z. Fischer, our Chief Executive Officer, entered into an employment agreement with the Company on September 3, 2013, which we refer to herein as the Employment Agreement.

Mr. Fischer's Employment Agreement has an initial term of four years, renewing annually thereafter unless either party provides notice of non-renewal. The Employment Agreement provides for:

  •
  A base salary subject to annual review and adjustment by the Board or the Compensation Committee, which was initially set by the Compensation Committee at $650,000;

  •
  Eligibility to receive an annual cash incentive payment for the achievement of performance goals established by the Board or the Compensation Committee, with an opportunity to earn an incentive target of not less than 80% of Mr. Fischer's base salary;

  •
  A one-time stock option grant to purchase 1,000,000 shares of our Common Stock, with an exercise price equal to the fair market value of our Common Stock on the grant date, of which 1/36th of the total number of shares subject to the option shall vest each month, subject to Mr. Fischer's continued service to the Company on such dates;

  •
  Housing assistance and benefits for costs incurred with temporary housing near our corporate headquarters of up to $50,000 and a car allowance in Mr. Fischer's home state;

  •
  In the event Mr. Fischer decides not to enroll in our medical plan, we will provide Mr. Fischer $15,000 annually, payable in equal monthly installments during the term of his employment for such medical benefits;

  •
  If Mr. Fischer's employment had been terminated at any time prior to June 3, 2014, either (i) by the Company other than for Cause (as defined in the Employment Agreement), non-renewal or due to Mr. Fischer's death or Disability (as defined in the Employment Agreement) or (ii) voluntarily by Mr. Fischer for Good Reason (as defined in the Employment Agreement), then Mr. Fischer would have been entitled to receive severance benefits as follows: (i) monthly severance payments for a six-month severance period following termination equal to Mr. Fischer's monthly base salary immediately prior to employment termination (determined after disregarding any reduction in base salary that constitutes Good Reason); (ii) monthly severance payments during the six-month severance period equal to 1/12th of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; (iii) a lump sum cash payment equal to the prorated amount of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; and (iv) the unpaid portion of the annual bonus, if any, relating to any year prior to the calendar year of Mr. Fischer's termination of employment;

  •
  If Mr. Fischer's employment is terminated at any time on or after June 3, 2014 either (i) by the Company other than for Cause, non-renewal or due to Mr. Fischer's death or Disability or (ii) voluntarily by Mr. Fischer for Good Reason, then Mr. Fischer will be entitled to receive severance benefits as follows: (i) monthly severance payments during the 12-month severance period equal to Mr. Fischer's monthly base salary immediately prior to employment termination; (ii) monthly severance payments during the 12-month severance period equal to 1/12th of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; (iii) a lump sum cash payment equal to the prorated amount of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; and (iv) the unpaid portion of the annual bonus, if any, relating to any year prior to the calendar year of Mr. Fischer's termination of employment;

  •
  If the Company provides Mr. Fischer with written notice of non-renewal of his Employment Agreement, then Mr. Fischer will be entitled to receive severance benefits as follows: (i) monthly severance payments for a six-month severance period following termination equal to Mr. Fischer's monthly base salary immediately prior to employment termination; (ii) monthly severance payments during the six-month severance period equal to 1/12th of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; (iii) a lump sum cash payment equal to the prorated amount of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; and (iv) the unpaid portion of the annual bonus, if any, relating to any year prior to the calendar year of Mr. Fischer's termination of employment;

  •
  If Mr. Fischer's employment is terminated as a result of his death or Disability, then Mr. Fischer will be entitled to receive: (i) a lump sum cash payment equal to the prorated amount of Mr. Fischer's target bonus for the fiscal year in which the termination occurs; and (ii) the unpaid portion of the annual bonus, if any, relating to any year prior to the calendar year of Mr. Fischer's termination of employment; and

  •
  Upon the closing of a Change of Control (as defined in the Employment Agreement), the vesting and exercisability of the option award granted to Mr. Fischer will automatically vest in full and become exercisable.

        Under Mr. Fischer's Employment Agreement, a "Change of Control" occurs when:

  •
  any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company's then outstanding voting securities;

  •
  a merger or consolidation occurs, whether or not approved by the Board, other than a merger or consolidation that results in the outstanding voting securities of the Company immediately prior to the merger or consolidation to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

  •
  the stockholders of the Company approve a plan of complete liquidation of the Company;

  •
  the Company sells or disposes of all or substantially all of the Company's assets, provided that the licensing or sale of Qsymia/Qsiva and/or Avanafil or other products developed by the Company in any non-U.S. territory would not constitute a Change of Control; or

  •
  there is a change in the composition of the Board, as a result of which fewer than a majority of the directors are "Incumbent Directors." Incumbent Directors are directors who are either (i) directors of the Company as of September 3, 2013, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination. An individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of the Company's directors is not considered an Incumbent Director.

Change of Control Benefits

        A description of the change of control benefits given to our named executed officers and a table showing potential payments upon termination or change of control of our named executive officers are set forth below under the section entitled "Potential Payments Upon Termination or Change of Control for each Named Executive Officer."

Perquisites and Other Benefits

        We annually review the perquisites that our named executive officers receive. We offer short-term and long-term disability insurance plans to all of our employees, including all of our named executive officers.

Compensation Process

        The Compensation Committee reviews and approves the salaries and incentive compensation of our named executive officers and non-employee directors and reviews and approves all new hire stock option awards to employees. In addition, the Compensation Committee approves equity awards for all employees as part of our annual performance review process. The Compensation Committee approves a pool of equity awards for employees who are not executive officers, and the Chief Executive Officer distributes this pool in his discretion and based on the performance of each individual. The agendas for meetings of the Compensation Committee are prepared by the Compensation Committee Chairman in consultation with management. Our Chief Executive Officer, Chief Financial Officer, and General Counsel typically attend the meetings of the Compensation Committee, but the Chief Executive Officer, the Chief Financial Officer and the General Counsel do not participate in deliberations relating to their own compensation. In rendering its decisions, the Compensation Committee considers the recommendations of the Chief Executive Officer, with input by the Chief Financial Officer and the General Counsel, the information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States and its collective experience with other companies. Additionally, the Compensation Committee considers data and information provided by Radford. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and Chief Financial Officer annually.

        Our Compensation Committee also works with our Chief Executive Officer and Chief Financial Officer in evaluating the financial, accounting, tax and retention implications of our various compensation programs.

Effect of Accounting and Tax Treatment on Compensation Decisions

        Section 162(m) of the Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of our next three most highly compensated executive officers (other than the Chief Financial Officer), unless certain specific criteria are satisfied. While we consider the deductibility of compensation when making our compensation decisions, we believe that it is important to maintain the flexibility to compensate our executives in a manner we believe will promote our corporate goals and be in the best interests of our stockholders. Our Compensation Committee therefore has not adopted a policy requiring all compensation to be deductible.

Executive Time Off

        All of our full-time employees, including our named executive officers, receive up to seven weeks of vacation each year, based upon the length of service. Mr. Fischer, our Chief Executive Officer, is entitled to receive four weeks of vacation each year. Unused vacation carries over to the following year and may accumulate up to three weeks. Upon termination, all employees are paid their accrued benefit that existed as of the date of such termination. Additionally, all employees receive two personal days and eight sick days each year. Unused personal days carry over to the following year and may accumulate up to two days. All employees are paid their accrued benefit of any unused personal days as of the date of termination. Sick days expire if unused as of the date of termination or the end of the calendar year.

Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Allan L. Shaw, Chairman Eric W. Roberts Herman Rosenman

EXECUTIVE AND DIRECTOR COMPENSATION TABLES

2016 Summary Compensation Table

        The following table presents information for our fiscal year ended December 31, 2016 concerning the total compensation paid to or accrued for our Chief Executive Officer, Chief Financial Officer, and each of our two other most highly compensated executive officers. We refer to these executive officers as our "named executive officers" below.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total($)
Seth H. Z. Fischer	2016	696,600	—	372,000	561,600	501,552	40,600	2,172,352
Chief Executive Officer	2015	675,000	—	357,510	1,105,267	472,500	41,359	2,651,636
and Director	2014	650,000	—	—	—	416,000	36,909	1,102,909
Mark K. Oki(6)	2016	350,000	—	—	52,510	126,000	4,000	532,510
Chief Financial Officer	2015	71,794	30,000	—	146,520	20,825	—	269,139
and Chief Accounting
Officer
John L. Slebir	2016	452,800	—	—	351,000	203,760	10,600	1,018,160
Senior Vice President,	2015	438,800	—	185,726	433,245	191,975	10,600	1,260,346
Business Development	2014	425,000	—	336,350	254,940	170,000	10,400	1,196,690
and General Counsel
and Secretary
Santosh T. Varghese, M.D.	2016	407,600	—	—	308,880	146,736	10,600	873,816
Chief Medical Officer	2015	395,000	—	143,562	227,571	138,250	10,600	914,983
	2014	385,000	—	279,775	167,010	123,200	10,400	965,385

(1)
The amounts in this column include payments in respect of accrued vacation, holidays and sick days taken during the fiscal years presented.

(2)
The amount in this column for Mr. Oki represents a sign on bonus in connection with his employment with the Company. Please see footnote 6 below.

(3)
The amounts included in this column do not reflect compensation actually received by the named executive officer but represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15 to our consolidated financial statements included in the Original Filing. See also the 2016 Grants of Plan-Based Awards table below for information on option awards and restricted stock unit award made in 2016.

(4)
The amounts for fiscal year 2016 in this column consist of cash bonus payments under the Annual Bonus Plan approved by the Compensation Committee in January 2017. Please see "Compensation Discussion and Analysis" above for a description of the Annual Bonus Plan.

(5)
The amounts in this column include (i) contributions made by the Company under its 401(k) Plan; (ii) reimbursement for auto expenses and lodging expenses in Mountain View or Sunnyvale, CA; and (iii) excess medical waiver reimbursement, as provided in the following table:

Name	Year	401(k) Contributions ($)	Reimbursement for Auto Expenses and Lodging Expenses in Mountain View or Sunnyvale, CA ($)	Excess Medical Waiver Reimbursement ($)
Seth H. Z. Fischer	2016	10,600	15,000	15,000
	2015	10,600	15,759	15,000
	2014	4,333	17,576	15,000
Mark K. Oki	2016	4,000	—	—
	2015	—	—	—
John L. Slebir	2016	10,600	—	—
	2015	10,600	—	—
	2014	10,400	—	—
Santosh T. Varghese, M.D.	2016	10,600	—	—
	2015	10,600	—	—
	2014	10,400	—	—
(6)
Mr. Oki was appointed as our Chief Financial Officer and Chief Accounting Officer effective as of October 19, 2015. For 2015, compensation shown was earned in 2015 and not annualized.

2016 Grants of Plan-Based Awards

        The following table provides information with regard to each grant of an award made to a named executive officer under any plan during the fiscal year ended December 31, 2016.

					All Other Stock Awards: Number of Shares of Stock or Units(#)
						All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
	Grant Date
Name		Threshold($)	Target($)	Maximum($)
Seth H. Z. Fischer(3)
Stock Options	1/22/2016	—	—	—	—	1,000,000	1.06	561,600
Restricted Stock Unit Award	9/26/2016	—	—	—	300,000	—	—	372,000
Annual Bonus Plan	—	—	557,280	557,280	—	—	—	—
Mark K. Oki
Stock Options	1/22/2016	—	—	—	—	93,500	1.06	52,510
Restricted Stock Unit Award	—	—	—	—	—	—	—	—
Annual Bonus Plan	—	—	140,000	140,000	—	—	—	—
John L. Slebir
Stock Options	1/22/2016	—	—	—	—	625,000	1.06	351,000
Restricted Stock Unit Award	—	—	—	—	—	—	—	—
Annual Bonus Plan	—	—	226,400	226,400	—	—	—	—
Santosh T. Varghese, M.D.
Stock Options	1/22/2016	—	—	—	—	550,000	1.06	308,880
Restricted Stock Unit Award	—	—	—	—	—	—	—	—
Annual Bonus Plan	—	—	163,040	163,040	—	—	—	—

(1)
The row entitled "Annual Bonus Plan" for each respective named executive officer in the table above reflects the threshold, target and maximum value of a cash bonus award to each respective named executive officer for 2016 under the Annual Bonus Plan approved by the Compensation Committee in January 2017. Please see "Compensation Discussion and Analysis" above for further detail on the maximum value of a cash bonus award to each respective named executive officer. The cash bonus award amounts actually paid under the Annual Bonus Plan to the named executive officers in 2016 are shown in the Summary Compensation Table for 2016 under the heading "Non-Equity Incentive Plan Compensation." Please see "Compensation Discussion and Analysis" above for a description of the Annual Bonus Plan.

(2)
Stock options are granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported by the NASDAQ Global Select Market on the date of grant.

(3)
In January 2016, the Company granted Mr. Fischer an option to purchase 1,900,000 shares of the Company's Common Stock. However, subject to a limited exception, Section 6(b) of the Company's 2010 Equity Incentive Plan limits stock option grants to any participant during a given fiscal year to no more than an aggregate of 1,000,000 shares. In September 2016, Mr. Fischer and the Company entered into a Stock Option Acknowledgement, whereby the parties thereto agreed to cancel the portion of the January 22, 2016 option grant in excess of 1,000,000 shares such that the option grant would be treated as an option to purchase 1,000,000 shares of the Company's Common Stock in accordance with the 2010 Equity Incentive Plan. In September 2016, the Company also awarded Mr. Fischer 300,000 restricted stock units.

Outstanding Equity Awards at Fiscal Year-End

        The following table presents certain information concerning the outstanding equity awards held as of December 31, 2016 by each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date(3)	Number of Shares or Units of Stock That Have Not Vested(#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Seth H. Z. Fischer	1,000,000	—	12.90	9/3/2020	37,125	42,694
	301,204	327,396	2.74	1/23/2022	300,000	345,000
	—	1,000,000	1.06	1/22/2023
Mark K. Oki	65,625	159,375	1.26	10/30/2022
	—	93,500	1.06	1/22/2023
John L. Slebir	3,750	—	6.39	9/4/2019	2,800	3,220
	166,250	—	8.74	1/21/2021	14,569	16,754
	50,000	—	12.04	1/27/2022
	70,000	—	12.39	1/25/2023
	37,187	13,813	7.75	1/28/2021
	118,066	128,334	2.74	1/23/2022
	—	625,000	1.06	1/22/2023
Santosh T. Varghese, M.D.	200,000	—	24.23	4/25/2022	1,850	2,128
	52,500	—	12.39	1/25/2023	8,269	9,509
	24,791	9,209	7.75	1/28/2021
	66,939	72,761	2.74	1/23/2022
	—	550,000	1.06	1/22/2023

(1)
The stock options outstanding generally vest, subject to the employee's continued service to the Company, with respect to 25% of the options upon the one year anniversary of the grant date and 1/36th of the remaining options vesting each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Mr. Fischer's option grant on September 3, 2013 provided for monthly vesting of 1/36th of the total number of options granted, commencing after September 3, 2013, subject to his continued service to the Company.

(2)
Stock options are granted at an exercise price equal to the fair market value of our Common Stock, as determined by reference to the closing price reported by the NASDAQ Global Select Market on the date of grant.

(3)
Options granted in January 2013 or prior thereto generally expire 10 years from the date of grant, and options granted after January 2013 generally expire seven years from the date of grant.

(4)
Subject to the employee's continued service to the Company, the restricted stock unit awards outstanding vest (i) over a four year period with 25% vesting annually on each anniversary of the vesting commencement date, (ii) over a four year period with 25% vesting on January 1, 2016 and an additional 1/16th vesting at the end of each calendar quarter thereafter (i.e. March 31st,

  June 30th, September 30th and December 31st), or (iii) with 50% vesting on January 22, 2017 and an additional 12.5% vesting on each of April 22, 2017, July 22, 2017, October 22, 2017 and January 22, 2018.

(5)
The market value of unvested restricted stock units is based on the closing price of our Common Stock on the NASDAQ Global Select Market of $1.15 per share on December 30, 2016 (the last trading day of the year).

2016 Option Exercises and Stock Vested

        The following table shows the number of shares acquired pursuant to the vesting of restricted stock units by each named executive officer during the fiscal year ended December 31, 2016 and the aggregate dollar amount realized by the named executive officer upon vesting of the restricted stock units.

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
Seth H. Z. Fischer	145,875	160,223
Mark K. Oki	—	—
John L. Slebir	88,731	97,604
Santosh T. Varghese, M.D.	75,756	84,227

(1)
The aggregate dollar amount realized upon vesting is based on the closing price of our Common Stock on the NASDAQ Global Select Market on the vesting dates.

Potential Payments Upon Termination or Change of Control for each Named Executive Officer

        Based upon a hypothetical triggering date of December 31, 2016, the quantifiable benefits for each named executive officer upon the occurrence of certain specified events are set forth in the table below.

Executive benefits and payments upon termination:	Involuntary termination not for cause or by constructive termination not in connection with a change of control($)	Benefits in connection with a change of control($)	Involuntary termination not for cause or by constructive termination in connection with a change of control($)	Written Notice of Non-Renewal of Employment Agreement($)	Death or Disability($)
Seth H. Z. Fischer(1)
Base salary	696,600	—	696,600	348,300	—
Bonus	1,114,560	—	1,114,560	835,920	557,280
Medical continuation	—	—	—	—	—
Outplacement services	—	—	—	—	—
Value of accelerated stock options(2)	—	—	—	—	—
Value of accelerated restricted stock units(3)	—	—	—	—	—
Mark K. Oki
Base salary	262,500	—	525,000	—	—
Bonus	209,125	—	314,125	—	—
Medical continuation	23,628	—	47,257	—	—
Outplacement services	—	—	—	—	—
Value of accelerated stock options(2)	4,208	—	8,415	—	—
Value of accelerated restricted stock units(3)	—	—	—	—	—
John L. Slebir
Base salary	339,600	—	679,200	—	—
Bonus	359,410	—	529,210	—	—
Medical continuation	23,628	—	47,257	—	—
Outplacement services	—	—	—	—	—
Value of accelerated stock options(2)	28,125	—	56,250	—	—
Value of accelerated restricted stock units(3)	9,987	—	19,974	—	—
Santosh T. Varghese, M.D.
Base salary	305,700	—	611,400	—	—
Bonus	258,826	—	381,106	—	—
Medical continuation	23,628	—	47,257	—	—
Outplacement services	—	—	—	—	—
Value of accelerated stock options(2)	24,750	—	49,500	—	—
Value of accelerated restricted stock units(3)	5,818	—	11,637	—	—

(1)
Termination and change of control benefits for Seth H. Z. Fischer are set forth in his employment agreement. Please see "Compensation Discussion and Analysis—Employment Agreement" for details. If Mr. Fischer's employment is terminated at any time on or after June 3, 2014, either (i) by the Company other than for Cause, non-renewal or due to his death or Disability or (ii) voluntarily by him for Good Reason, then he will be entitled to receive severance benefits as follows: (i) $696,600, representing monthly severance payments during the 12-month severance period equal to his monthly base salary immediately prior to employment termination; (ii) $557,280, representing monthly severance payments during the 12-month severance period equal to 1/12th of his target bonus for the fiscal year in which the termination occurs; (iii) a lump sum cash payment equal to the prorated amount of his target bonus for the fiscal year in which the termination occurs; and (iv) the unpaid portion of the annual bonus, if any, relating to any year prior to the calendar year of his termination of employment.

(2)
Represents the aggregate value of the acceleration of vesting of the named executive officer's unvested stock options based on the product of (i) the spread between the closing price of our Common Stock on December 30, 2016 (the last trading day of the year) of $1.15 and the exercise price of the stock options, and (ii) the number of shares of our Common Stock underlying unvested stock options. Aggregate intrinsic value represents only the value for those stock options in which the exercise price of the option is less than the market value of our stock on December 30, 2016 (the last trading day of the year).

(3)
Represents the aggregate value of the acceleration of vesting of the named executive officer's unvested restricted stock units based on the product of (i) $1.15, which is the closing price of our Common Stock on December 30, 2016 (the last trading day of the year), and (ii) the number of shares of our Common Stock underlying unvested restricted stock units.

        The Compensation Committee believes that providing our named executive officers protection against a termination of employment by the Company without cause or by a named executive officer for good reason is consistent with competitive practices and will help retain our named executive officers and maintain leadership stability. The Compensation Committee also believes that providing our named executive officers with benefits upon a change of control is in the best interests of our stockholders because change of control benefits help reduce the potential reluctance of our named executive officers to pursue certain change of control transactions that create employment uncertainty. The change of control benefits are designed to help retain the Company's named executive officers and maintain a stable work environment.

        Because of the so-called "parachute" tax imposed by Section 280G of the Code, we limit the change of control benefits of our named executive officers such that no taxes will be imposed under Section 280G. For our named executive officers, we have agreed that their severance benefits will be either (i) delivered in full, or (ii) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the named executive officer on an after-tax basis of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code.

Termination and Change of Control Benefits for our Chief Executive Officer

        A description of the termination and change of control benefits for our Chief Executive Officer is set forth in the section entitled "Compensation Discussion and Analysis—Employment Agreement."

Termination and Change of Control Benefits for our Chief Financial Officer

        On October 19, 2015, we entered into a Second Amended and Restated Change of Control and Severance Agreement, or the Amended Agreement, with Mark K. Oki.

        The Amended Agreement provides that if Mr. Oki's employment with the Company is terminated without Cause or by Mr. Oki for Good Reason and the termination does not occur within three months before a Change of Control or 18 months after a Change of Control (as such terms are defined in the Amended Agreement) of the Company, Mr. Oki will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments equal to the monthly salary Mr. Oki was receiving immediately prior to the termination date for nine months, (ii) monthly severance payments equal to 1/12th of Mr. Oki's target bonus for the fiscal year in which the termination occurs for nine months, (iii) an additional pro rata portion of Mr. Oki's target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year Mr. Oki was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year had not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination, (iv) up to nine months of reimbursement for premiums paid for COBRA coverage, and (vi) any then-outstanding and unvested equity awards held by Mr. Oki are subject to 50% accelerated vesting.

        The Amended Agreement also provides that if Mr. Oki's employment with the Company is terminated by the Company without Cause or by Mr. Oki for Good Reason within three months before a Change of Control or 18 months after a Change of Control, Mr. Oki will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments equal to the monthly salary Mr. Oki was receiving immediately prior to the Change of Control for 18 months, (ii) monthly severance payments equal to 1/12th of Mr. Oki's target bonus for the fiscal year in which the termination occurs for 18 months, (iii) an additional pro rata portion of Mr. Oki's target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year Mr. Oki was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year had not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination, and (iv) up to 18 months of reimbursement for premiums paid for COBRA coverage. The Amended Agreement also provides that if Mr. Oki's employment is terminated without Cause or for Good Reason within three months before a Change of Control or 18 months after a Change of Control, the vesting and exercisability of all equity awards granted to Mr. Oki by the Company will automatically vest in full and become immediately exercisable.

        For purposes of the Amended Agreement, a "Change of Control" occurs when:

  •
  any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding voting securities without the approval of the Board;

  •
  a merger or consolidation occurs, whether or not approved by the Board, other than a merger or consolidation which results in the outstanding voting securities of the Company immediately prior to the merger or consolidation to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

  •
  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

  •
  there is a change in the composition of the Board, as a result of which fewer than a majority of the directors are "Incumbent Directors." Incumbent Directors are directors who are either (i) directors of the Company as of May 1, 2015, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination. An individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of the Company's directors is not considered an Incumbent Director.

Termination and Change of Control Benefits for our Other Named Executive Officers

        On July 5, 2013, we entered into an Amended and Restated Change of Control and Severance Agreement, effective July 1, 2013, with each of our named executive officers, other than Messrs. Fischer and Oki, that provided for certain benefits in the event of a termination or change of control. A description of the termination and change of control benefits for these named executive officers is provided below.

        The Amended and Restated Change of Control and Severance Agreements provided that if a named executive officer's employment with the Company was terminated without Cause or by the named executive officer for Good Reason and the termination did not occur within 24 months after a Change of Control (as such terms are defined in the Amended and Restated Change of Control and Severance Agreements) of the Company, the named executive officer would receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments during the period from the date of the named executive officer's termination until the date that is six months after the effective date of termination or, for purposes of this paragraph only, the Six-Month Severance Period, equal to the monthly salary the named executive officer was receiving immediately prior to the termination date; (ii) monthly severance payments during the Six-Month Severance Period equal to 1/12th of the named executive officer's target bonus for the fiscal year in which the termination occurred for each month in which severance payments were made to the named executive officer pursuant to (i) above; (iii) an additional pro-rated portion of the named executive officer's target bonus; (iv) up to 24 months of reimbursement for premiums paid for COBRA coverage; (v) accelerated vesting of the named executive officer's then-outstanding and unvested equity awards, to the extent that any of the then-unvested and outstanding shares of the Company's Common Stock subject to such equity awards otherwise would have vested through the date of the named executive officer's termination of employment with the Company, had each such equity award been subject to a monthly vesting schedule; and (v) outplacement services with a total value not to exceed $20,000, to be provided during the Six-Month Severance Period.

        The Amended and Restated Change of Control and Severance Agreements also provided that if a named executive officer's employment with the Company was terminated by the Company without Cause or by the named executive officer for Good Reason within 24 months after a Change of Control of the Company, the named executive officer would receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments during the period from the date of the named executive officer's termination until the date 24 months after the effective date of the termination, or for purposes of this paragraph only, the 24-Month Severance Period, equal to the monthly salary the named executive officer was receiving immediately prior to the change of control; (ii) monthly severance payments during the 24-Month Severance Period equal to 1/12th of the named executive officer's target bonus (as such term is defined in the Amended and Restated Change of Control and Severance Agreements) for the fiscal year in which the termination occurred for each month in which severance payments were made to the named executive officer pursuant to (i) above; (iii) an additional pro-rated portion of the named executive officer's target bonus; (iv) up to 24 months of reimbursement for premiums paid for COBRA coverage; and (v) outplacement services with a total value not to exceed $20,000. The Amended and Restated Change of Control and Severance Agreements for our named executive officers also provided for the automatic vesting in full of all outstanding equity awards held by the named executive officers upon the close of a Change of Control.

        Under such agreements, a "Change of Control" occurred when:

  •
  any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding voting securities without the approval of the Board;

  •
  a merger or consolidation occurs, whether or not approved by the Board, other than a merger or consolidation which results in the outstanding voting securities of the Company immediately prior to the merger or consolidation to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

  •
  there is a change in the composition of the Board, as a result of which fewer than a majority of the directors are "Incumbent Directors." Incumbent Directors are directors who are either (i) directors of the Company as of July 1, 2013, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination. An individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of the Company's directors is not considered an Incumbent Director.

        On July 20, 2015, we entered into an Amended Agreement with each of our named executive officers other than Messrs. Fischer and Oki, effective as of July 20, 2015. The Amended Agreements with such named executive officers amended, restated and replaced the Amended and Restated Change of Control and Severance Agreements previously entered into and described above.

        The Amended Agreement provides that if the named executive officer's employment with the Company is terminated without Cause or by the named executive officer for Good Reason and the termination does not occur within three months before a Change of Control or 18 months after a Change of Control (as such terms are defined in the Amended Agreement) of the Company, the named executive officer will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments equal to the monthly salary the named executive officer was receiving immediately prior to the termination date for nine months, (ii) monthly severance payments equal to 1/12th of the named executive officer's target bonus for the fiscal year in which the termination occurs for nine months, (iii) an additional pro rata portion of the named executive officer's target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year the named executive officer was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year has not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination, (iv) up to nine months of reimbursement for premiums paid for COBRA coverage, and (vi) any then-outstanding and unvested equity awards held by the named executive officer are subject to 50% accelerated vesting.

        The Amended Agreement also provides that if the named executive officer's employment with the Company is terminated by the Company without Cause or by the named executive officer for Good Reason within three months before a Change of Control or 18 months after a Change of Control, the named executive officer will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments equal to the monthly salary the named executive officer was receiving immediately prior to the Change of Control for 18 months, (ii) monthly severance payments equal to 1/12th of the named executive officer's target bonus for the fiscal year in which the termination occurs for 18 months, (iii) an additional pro rata portion of the named executive officer's target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year the named executive officer was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year has not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination, and (iv) up to 18 months of reimbursement for premiums paid for COBRA coverage. The Amended Agreement also provides that if the named executive officer's employment is terminated without Cause or for Good Reason within three months before a Change of Control or 18 months after a Change of Control, the vesting and exercisability of all equity awards granted to the named executive officer by the Company will automatically vest in full and become immediately exercisable.

        For purposes of the Amended Agreement, a "Change of Control" occurs when:

  •
  any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding voting securities without the approval of the Board;

  •
  a merger or consolidation occurs, whether or not approved by the Board, other than a merger or consolidation which results in the outstanding voting securities of the Company immediately prior to the merger or consolidation to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

  •
  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

  •
  there is a change in the composition of the Board, as a result of which fewer than a majority of the directors are "Incumbent Directors." Incumbent Directors are directors who are either (i) directors of the Company as of May 1, 2015, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination. An individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of the Company's directors is not considered an Incumbent Director.

Director Compensation

        The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2016 to our non-employee directors:

Name	Year	Fees Earned or Paid in Cash($)(1)	Stock Awards($)(2)	Option Awards($)(3)	All Other Compensation ($)(4)	Total($)
David Y. Norton(5)(6)	2016	81,500	61,875	—	10,177	153,552
Jorge Plutzky, M.D.(5)(6)	2016	52,000	61,875	—	13,259	127,134
Eric W. Roberts(5)(6)	2016	69,000	82,500	—	9,341	160,841
Herman Rosenman(5)(6)	2016	82,500	61,875	—	15,722	160,097
Allan L. Shaw(5)(6)	2016	81,500	82,500	—	9,341	173,341
Mayuran Sriskandarajah(5)(6)	2016	65,875	82,500	—	6,008	154,383

(1)
Under the cash compensation arrangement approved by the Board on April 29, 2016, each non-employee director will receive an annual retainer of $40,000, with the Chairman of the Board of Directors receiving an additional $25,000 per year, the Chairman of the Audit Committee receiving an additional $20,000 per year, the Chairman of the Compensation Committee receiving an additional $15,000 per year, the Chairman of the Nominating and Governance Committee receiving an additional $10,000 per year, members of the Audit Committee (other than the Chairman of such Committee) receiving an additional $10,000 per year, members of the Compensation Committee (other than the Chairman of such Committee) receiving an additional $7,500 per year, members of the Nominating and Governance Committee (other than the Chairman of such Committee) receiving an additional $5,000 per year, and members of any unchartered committees receiving an additional $1,500 per meeting attended. The annual retainers, less any amounts previously paid under the then existing compensation arrangement, will be paid in equal quarterly installments effective as of October 30, 2015, and the per meeting fees for any unchartered committees will be paid quarterly effective as of April 29, 2016.

(2)
As of December 31, 2016, the aggregate number of restricted stock units outstanding for each non-employee director was as follows:

Name	Stock awards outstanding at 12/31/16
David Y. Norton	—
Jorge Plutzky, M.D.	—
Eric W. Roberts	29,168
Herman Rosenman	—
Allan L. Shaw	29,168
Mayuran Sriskandarajah	29,168

(3)
As of December 31, 2016, the aggregate number of stock options outstanding for each non-employee director was as follows:

Name	Stock options outstanding at 12/31/16
David Y. Norton	75,000
Jorge Plutzky, M.D.	75,000
Eric W. Roberts	25,000
Herman Rosenman	75,000
Allan L. Shaw	25,000
Mayuran Sriskandarajah	25,000
(4)
During 2016, restricted stock units held by non-employee directors of the Company vested. These restricted stock units were settled by issuing to each non-employee director shares in the amount due to the director upon vesting, less the portion required to satisfy the estimated income tax liability based on the published stock price at the close of market on the settlement date or the next trading day, which the Company issued to the non-employee director in cash. The amounts shown in this column for each non-employee director represents this cash.

(5)
Messrs. Roberts and Shaw have served as directors of the Company since September 2015, Messrs. Norton and Rosenman have served as directors of the Company since July 2013, and Dr. Plutzky has served as a director of the Company since May 2013. Mr. Sriskandarajah served as a director of the Company from September 2015 to January 2017.

(6)
Since October 2015, the Audit Committee has consisted of Messrs. Norton, Rosenman and Shaw, with Mr. Rosenman designated as the Chairman of the Audit Committee. From October 2015 to January 2017, the Nominating and Governance Committee consisted of Messrs. Norton, Roberts and Sriskandarajah, with Mr. Sriskandarajah designated as the Chairman of the Nominating and Governance Committee. Since January 2017, the Nominating and Governance Committee has consisted of Messrs. Norton and Roberts, with Mr. Norton acting as the Chairman of the Nominating and Governance Committee. Since October 2015, the Compensation Committee has consisted of Messrs. Roberts, Rosenman and Shaw, with Mr. Shaw designated as the Chairman of the Compensation Committee. Mr. Norton has served as the Chairman of the Board of Directors since September 2014.

        The previous cash and equity compensation arrangement for our non-employee directors was approved by the Board on August 14, 2013, and was effective as of July 19, 2013. As further described below, on April 29, 2016, the Board approved changes to the cash and equity compensation arrangement for the Company's non-employee directors.

        Under the previous cash compensation arrangement, each non-employee director would receive an annual retainer of $40,000, with the Chairman of the Board of Directors receiving an additional $25,000 per year, the Chairman of the Audit Committee receiving an additional $15,000 per year, the Chairman of the Compensation Committee receiving an additional $12,000 per year and the Chairman of the Nominating and Governance Committee receiving an additional $7,500 per year. The annual retainers were paid in equal quarterly installments.

        Under the previous equity compensation arrangement, following the initial appointment or election to the Board, each non-employee director would be granted a non-qualified stock option to purchase 25,000 shares of Common Stock with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant, or the Initial Option. Initial Options (i) vested monthly over three years on each monthly anniversary date commencing on the date service as a non-employee director began and would continue to vest so long as the non-employee director continued service to the Company on such dates; (ii) had a seven-year term; and (iii) had a six-month post-termination exercise period.

        Thereafter, provided that the non-employee director was re-elected to the Board and had served as a director for at least six months as of such election date, each such non-employee director would be granted on the date of the Annual Meeting of Stockholders a non-qualified stock option to purchase a number of shares of Common Stock to be determined by the Board with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant, or the Subsequent Option. Subsequent Options (i) vested monthly over one year following the date of grant so long as the non-employee director continued service to the Company on such dates; (ii) had a seven year term; and (iii) had a six month post-termination exercise period.

        Effective as of July 19, 2013, options granted under the 2010 Equity Incentive Plan to non-employee directors have a term of seven years unless terminated sooner upon termination of status as a director or otherwise pursuant to the 2010 Equity Incentive Plan. Such options are transferable by the non-employee director only in certain limited circumstances, and each option is exercisable during the lifetime of the non-employee director only by such non-employee director or a permitted transferee.

        On April 29, 2016, the Board approved changes to the cash and equity compensation arrangement for the Company's non-employee directors.

        Under the new cash compensation arrangement, each non-employee director will receive an annual retainer of $40,000, with the Chairman of the Board of Directors receiving an additional $25,000 per year, the Chairman of the Audit Committee receiving an additional $20,000 per year, the Chairman of the Compensation Committee receiving an additional $15,000 per year, the Chairman of the Nominating and Governance Committee receiving an additional $10,000 per year, members of the Audit Committee (other than the Chairman of such Committee) receiving an additional $10,000 per year, members of the Compensation Committee (other than the Chairman of such Committee) receiving an additional $7,500 per year, members of the Nominating and Governance Committee (other than the Chairman of such Committee) receiving an additional $5,000 per year, and members of any unchartered committees receiving an additional $1,500 per meeting attended. The annual retainers, less any amounts previously paid under the then existing compensation arrangement, will be paid in equal quarterly installments effective as of October 30, 2015, and the per meeting fees for any unchartered committees will be paid quarterly effective as of April 29, 2016.

        Under the new equity compensation arrangement, following the initial appointment or election to the Board, each non-employee director will be granted as determined by the Board (i) a non-qualified stock option to purchase 125,000 shares of Common Stock with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant, or (ii) an equivalent number of restricted stock units to afford approximately the same value of (i), or (iii) a combination thereof, or the Initial Grant. Initial Grants vest monthly over three (3) years on each monthly anniversary date commencing on the date service as a non-employee director began and will continue to vest, subject to each such non-employee director continuing to be a Service Provider (as defined in the 2010 Equity Incentive Plan) on the relevant vesting dates and, if stock options, have (i) a seven (7) year term and (ii) a six (6) month post-termination exercise period.

        Thereafter, provided that the non-employee director is re-elected to the Board and has served as a director for at least six (6) months as of such election date, each such non-employee director will be granted on the date of the Annual Meeting of Stockholders as determined by the Board (i) a non-qualified stock option to purchase 100,000 shares of Common Stock with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant, or (ii) an equivalent number of restricted stock units to afford approximately the same value of (i), or (iii) a combination thereof, or the Subsequent Grant. Subsequent Grants vest monthly over one (1) year following the date of grant, subject to each such non-employee director continuing to be a Service Provider (as defined in the 2010 Equity Incentive Plan) on the relevant vesting dates and, if stock options, have (i) a seven (7) year term and (ii) a six (6) month post-termination exercise period.

        Prior to the Board approving the new cash and equity compensation arrangement for non-employee directors on April 29, 2016, the Compensation Committee had undertaken a comprehensive review of non-employee director compensation with the advice of an independent compensation consultant. That review was ongoing at the time equity compensation awards were made in accordance with the then existing compensation arrangement to non-employee directors in connection with their appointments on September 15, 2015, in the case of Eric W. Roberts, Allan L. Shaw and Mayuran Sriskandarajah, or the New Directors, and the Annual Meeting of Stockholders on October 30, 2015, in the case of David Y. Norton, Jorge Plutzky, M.D. and Herman Rosenman, or the Incumbent Directors. To implement the new equity compensation arrangement effective as of their appointments or re-election, on April 29, 2016, the Board approved, in lieu of non-qualified stock options, the supplemental grant of 37,500 restricted stock units for each of the Incumbent Directors and the supplemental grant of 50,000 restricted stock units for each of the New Directors. To correspond with their grants upon re-election, the restricted stock units award for each of the Incumbent Directors shall vest pursuant to the following 12 month vesting schedule commencing on October 30, 2015: seven twelfths (7/12th) of the shares subject to the restricted stock units award shall vest and become exercisable on May 30, 2016, and an additional one twelfth (1/12th) of the shares subject to the restricted stock units award shall vest on the last day of each calendar month thereafter, subject to each such Incumbent Director continuing to be a Service Provider (as defined in the 2010 Equity Incentive Plan) on the relevant vesting dates. To correspond with their grants upon appointment, the restricted stock units award for each of the New Directors shall vest pursuant to the following 36 month vesting schedule commencing on September 15, 2015, or the Vesting Commencement Date: eight thirty-sixths (8/36th) of the shares subject to the restricted stock units award shall vest and become exercisable on May 15, 2016, and an additional one thirty-sixth (1/36th) of the shares subject to the restricted stock units award shall vest on the monthly anniversary of the Vesting Commencement Date thereafter, subject to each such New Director continuing to be a Service Provider (as defined in the 2010 Equity Incentive Plan) on the relevant vesting dates. The Company has settled and intends to continue to settle a portion of the restricted stock units in cash to cover the non-employee directors' tax liability in connection with each vesting event. On January 16, 2017, Mr. Sriskandarajah resigned from our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us with respect to beneficial ownership of our Common Stock as of September 1, 2017 by (i) each person or entity who is known by us to own beneficially more than 5% of our Common Stock; (ii) each of our directors; (iii) each of our named executive officers, as specified in the "Compensation Discussion and Analysis" section of this Proxy Statement; and (iv) all directors and executive officers as a group. Unless otherwise noted, the address of the persons or entities shown in the table is 900 E. Hamilton Avenue, Suite 550, Campbell, California, 95008.

	Beneficially Owned Stock(1)
Name	Number of Shares	Percent
5% Holders
Van Herk Investments B.V.(2)	5,380,799	5.1%
Non-Employee Directors
Thomas B. King(3)	17,361	*
David Y. Norton(4)	132,745	*
Jorge Plutzky, M.D.(5)	128,394	*
Eric W. Roberts(6)	84,046	*
Herman Rosenman(7)	128,574	*
Allan L. Shaw(8)	65,514	*
Named Executive Officers
Seth H. Z. Fischer(9)	2,290,412	2.2%
Mark K. Oki(10)	153,406	*
John L. Slebir(11)	912,740	*
Santosh T. Varghese, M.D.(12)	709,728	*
All directors and executive officers as a group (10 persons)(13)	4,622,920	4.4%

*
Less than 1%

(1)
Applicable percentage ownership is based on 105,856,428 shares of Common Stock outstanding as of September 1, 2017. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and restricted stock units held by that person that will be exercisable/vested within 60 days of September 1, 2017 are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and except as indicated in the other footnotes to this table.

(2)
Consists of 5,380,799 shares of Common Stock as to which Van Herk Investments B.V. and its affiliates (together "Van Herk Investments B.V.") have shared voting and dispositive power. Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 15, 2017. The address of Van Herk Investments B.V. is Lichtenauerlaan 30, 3062 ME Rotterdam, The Netherlands.

(3)
Consists of 17,361 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(4)
Consists of (i) 57,745 shares of Common Stock and (ii) 75,000 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(5)
Consists of (i) 53,394 shares of Common Stock and (ii) 75,000 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(6)
Consists of (i) 63,907 shares of Common Stock, (ii) 2,778 restricted stock units vested within 60 days of September 1, 2017, and (iii) 17,361 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(7)
Consists of (i) 48,574 shares of Common Stock, (ii) 5,000 shares of Common Stock Mr. Rosenman is deemed to beneficially own that are held in an Individual Retirement Account for the benefit of Mr. Rosenman, and (iii) 75,000 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(8)
Consists of (i) 45,375 shares of Common Stock, (ii) 2,778 restricted stock units vested within 60 days of September 1, 2017, and (iii) 17,361 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(9)
Consists of (i) 379,125 shares of Common Stock, (ii) 41,625 restricted stock units vested within 60 days of September 1, 2017, and (iii) 1,869,662 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(10)
Consists of 153,406 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(11)
Consists of (i) 130,474 shares of Common Stock, (ii) 1,619 restricted stock units vested within 60 days of September 1, 2017, and (iii) 780,647 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(12)
Consists of (i) 87,768 shares of Common Stock, (ii) 919 restricted stock units vested within 60 days of September 1, 2017, and (iii) 621,041 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

(13)
Includes (i) 49,719 restricted stock units vested within 60 days of September 1, 2017 and (ii) 3,701,839 options to purchase shares of Common Stock exercisable within 60 days of September 1, 2017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file certain reports of ownership with the SEC. Such officers, directors and stockholders are also required by SEC rules to provide us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of such forms received by us or on written representations from reporting persons that no other reports were required during the fiscal year ended December 31, 2016, we believe that during 2016, all of our executive officers, directors and 10% stockholders timely complied with all Section 16(a) filing requirements except as follows: (i) on April 20, 2016, John L. Slebir, Senior Vice President, Business Development and General Counsel and Secretary, filed one late Form 4 reporting the sale of shares to satisfy tax liability due upon the vesting of restricted stock units; (ii) on April 11, 2016, Santosh T. Varghese, M.D., Chief Medical Officer, filed one late Form 4 reporting the sale of shares to satisfy tax liability due upon the vesting of restricted stock units; and (iv) on May 4, 2016, David Y. Norton, a director of the Company, filed one late Form 4 reporting the grant of restricted stock units.

 EQUITY COMPENSATION PLAN INFORMATION

        Information about our equity compensation plans at December 31, 2016, that were approved by our stockholders was as follows:

Plan Category	Number of Shares to be issued Upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance(3)
Equity compensation plans approved by stockholders(1)	10,109,900	$4.62	9,162,648
Equity compensation plans not approved by stockholders(2)	—	$—	—

Total	10,109,900	$4.62	9,162,648

(1)
Consists of three plans: our 1994 Employee Stock Purchase Plan, our 2001 Stock Option Plan and our 2010 Equity Incentive Plan.

(2)
The Company currently has no instruments outstanding or available for issuance under non-approved equity compensation plans.

(3)
Includes 8,895,532 shares for the 2010 Equity Incentive Plan and 267,116 shares for the 1994 Employee Stock Purchase Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Change of Control Agreements with Executive Officers

        Our current executive officers, excluding our Chief Executive Officer, have Second Amended and Restated Change of Control and Severance Agreements that provide for certain benefits in the event of a Change of Control. In addition, our Chief Executive Officer's employment agreement provides for certain benefits in the event of a Change of Control. The above referenced agreements recognize that there may be periods where another company, entity or individual considers the possibility of acquiring the Company or that a change in our Board may otherwise occur (collectively known as a Change of Control), with or without the approval of our Board. These agreements recognize that such an event may cause a distraction to employees, which may in turn cause employees to consider alternative employment opportunities. The Board determined that it was in the best interest of the Company to give such employees an incentive to continue their employment during periods when the threat or occurrence of a Change of Control may exist. These agreements are discussed in more detail in the sections entitled "Compensation and Discussion Analysis—Employment Agreement" and "Potential Payments Upon Termination or Change of Control for each Named Executive Officer" found elsewhere in this Proxy Statement.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with us.

Review, Approval or Ratification of Transactions with Related Parties

        We, or one of our subsidiaries, may occasionally enter into transactions with certain "related parties." Related parties include our executive officers, directors, nominees for directors, or 5% or more beneficial owners of our Common Stock and immediate family members of these persons. We refer to transactions in which the related party has a direct or indirect material interest as "related party transactions." Each related party transaction must follow the procedures set forth in the Company's Code of Business Conduct and Ethics and be reviewed and approved by the Audit Committee prior to the entering into of such transaction.

        The Audit Committee considers all relevant factors when determining whether to approve a related party transaction including, without limitation, the following:

  •
  the extent of the related party's interest in the related party transaction;

  •
  the aggregate value of the related party transaction;

  •
  the benefit to the Company; and

  •
  whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

        Under the rules of the SEC, eligible stockholders may submit proposals for inclusion in the Proxy Statement for our 2018 Annual Meeting of Stockholders, or 2018 Annual Meeting. In order for a proposal to be included in our Proxy Materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value, whichever is less, of shares of our Common Stock entitled to be voted on that proposal at the meeting, and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the stockholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the SEC.

        Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Proxy Statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in the 2018 Proxy Statement, your proposal must be received by us no later than June 5, 2018, based on an anticipated Proxy Statement mailing date of October 3, 2017, and must otherwise comply with Rule 14a-8. While our Board will consider stockholder proposals, we reserve the right to omit from the Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

        Under our Amended and Restated Bylaws, in order to nominate a director or bring any other business before the stockholders at the 2018 Annual Meeting that will not be included in our Proxy Statement, the proposal must be received by the Company's Corporate Secretary on or between June 29, 2018 and July 29, 2018.

        In accordance with our Amended and Restated Bylaws, the required notice of a nomination for director must include, among other things, (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of VIVUS shares that are beneficially owned by such nominee, (4) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (5) any other information relating to such nominee that is required to be disclosed in the solicitations for Proxies for elections of directors or is otherwise required pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected). Only persons who are nominated in the manner described in our Amended and Restated Bylaws are eligible to be elected as directors at meetings of our stockholders, and the Chairman of a meeting of our stockholders may refuse to acknowledge a nomination that is not made in compliance with the required notice procedure.

        All proposals for inclusion in the 2018 Proxy Statement or consideration at the 2018 Annual Meeting must set forth the information required by our Amended and Restated Bylaws, a copy of which is available upon written request to VIVUS, Inc., 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008, Attention: Corporate Secretary. Proposals should be addressed to:

Corporate Secretary
VIVUS, Inc.
900 E. Hamilton Avenue, Suite 550
Campbell, CA 95008

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements and Annual Reports with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you share an address with another stockholder and have received only one set of this year's Proxy Materials and you wish to receive a separate copy, please notify us in writing to our Corporate Secretary at VIVUS, Inc., 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008, or via phone at 650-934-5200 and we will deliver a separate copy to you promptly.

        Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent thereto. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of printed Proxy Materials, please notify your broker. Stockholders who received multiple copies of the Proxy Materials at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        Other than matters and proposals described in this Proxy Statement, we have not received valid notice of any other business to be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the Proxy Card or Voting Instruction Form to vote the shares they represent as the Board may recommend.

        It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the Proxy Card or Voting Instruction Form at your earliest convenience.

The Board of Directors

Campbell, California
                    , 2017

Appendix A

VIVUS, INC.

2010 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide incentives to individuals who perform services to the Company, and

  •
  to promote the success of the Company's business.

        The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          (c)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (d)   "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

          (e)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (f)    "Board" means the Board of Directors of the Company.

          (g)   "Change in Control" means the occurrence of any of the following events:

            (i)    Change in Ownership of the Company.    A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group ("Person"), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

            (ii)    Change in Effective Control of the Company.    If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

            (iii)    Change in Ownership of a Substantial Portion of the Company's Assets.    A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company's assets: (A) a transfer to an entity that is controlled by the Company's stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company's stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

        For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

        Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

        Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (i)    "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

          (j)    "Common Stock" means the common stock of the Company.

          (k)   "Company" means VIVUS, Inc., a Delaware corporation, or any successor thereto.

          (l)    "Consultant" means any consultant, independent contractor, advisor, or other natural person who provides services to the Company or its Affiliates, but who is neither an Employee nor a Director; provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 under the Securities Act of 1933, as amended.

          (m)  "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (n)   "Director" means a member of the Board.

          (o)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (p)   "Employee" means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)   "Exchange Program" means a program under which (i) outstanding Options or Stock Appreciation Rights are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Option or Stock Appreciation Right is reduced. For the avoidance of doubt, as set forth in Section 4(b)(viii), the Administrator may not implement an Exchange Program.

          (s)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks are reported); or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

          (t)    "Fiscal Year" means the fiscal year of the Company.

          (u)   "Incentive Stock Option" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (v)   "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (w)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (x)   "Option" means a stock option granted pursuant to the Plan.

          (y)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z)   "Participant" means the holder of an outstanding Award.

          (aa) "Performance Goals" will have the meaning set forth in Section 11 of the Plan.

          (bb) "Performance Period" means any Fiscal Year of the Company or such longer or shorter period as determined by the Administrator in its sole discretion.

          (cc) "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

          (dd) "Performance Unit" means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

          (ee) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (ff)  "Plan" means this 2010 Equity Incentive Plan, as amended and restated.

          (gg) "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

          (hh) "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

          (ii)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (jj)   "Section 16(b)" means Section 16(b) of the Exchange Act.

          (kk) "Service Provider" means an Employee, Director or Consultant.

          (ll)   "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          (mm)  "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

          (nn) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.

          (a)   Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is equal to the sum of (i) 26,350,000 Shares, (ii) any Shares which have been reserved but not issued pursuant to any awards granted under the Company's 2001 Stock Option Plan (the "2001 Plan") as of the date of stockholder approval of this Plan, plus (iii) any Shares subject to stock options or similar awards granted under 2001 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2001 Plan that are forfeited to or repurchased by the Company (up to a maximum of 8,183,199 Shares pursuant to this subsection (iii)). The Shares may be authorized, but unissued, or reacquired Common Stock. For the avoidance of doubt, Shares reacquired by the Company on an established stock exchange or national market system on which the Common Stock is listed through the use of cash proceeds received by the Company from the exercise of Options or options that were granted under the 2001 Plan shall not be added to the Shares authorized for grant or issuance under this Section 3.

          (b)    Full Value Awards.    Any Shares subject to Awards of Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares will be counted against the numerical limits of this Section 3 as 1.22 Shares for every one Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), 1.22 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

          (c)    Lapsed Awards.    If an Award expires or becomes unexercisable without having been exercised in full or, with respect to an Award of Restricted Stock Units, Performance Units or Performance Shares, is terminated due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the unissued Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon the exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(c).

          (d)    Share Reserve.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the number of Shares to be covered by each Award granted hereunder;

            (iv)  to approve forms of Award Agreements for use under the Plan;

             (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

            (vi)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

           (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

          (viii)  to modify or amend each Award (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(e) regarding Incentive Stock Options). Notwithstanding the previous sentence, the Administrator may not implement an Exchange Program;

            (ix)  to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

             (x)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xi)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

           (xii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

          (d)    No Liability.    Under no circumstances shall the Company, its Affiliates, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, its Affiliates', the Administrator's or the Board's roles in connection with the Plan.

        5.    Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares may be granted to Service Providers.

Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

        6.    Stock Options.

          (a)    Grant of Stock Options.    Subject to the terms and conditions of the Plan, an Option may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand U.S. dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 1,000,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (c)    Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Options granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an employee of the Company or any Parent or Subsidiary of the Company who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

          (d)    Option Agreement.

            (i)    Terms and Conditions.    Each Option grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the acceptable forms of consideration for exercise (which may include any form of consideration permitted by Section 6(d)(ii), the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

            (ii)    Form of Consideration.    The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may include, but is not limited to:

              (1)   cash;

              (2)   check;

              (3)   other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company;

              (4)   by net exercise;

              (5)   consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

              (6)   a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

              (7)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

              (8)   any combination of the foregoing methods of payment.

          (e)    Term of Option.    An Option granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (f)    Exercise of Option.

            (i)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No dividend or other right for which the record date is prior to the date the Shares subject to an Option are issued will be paid or payable, accrue, or cause any adjustment to an Option, except as provided in Section 15 of the Plan.

            Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (ii)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's termination as the result of the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iii)    Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iv)    Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (v)    Other Termination.    A Participant's Award Agreement also may provide that if the exercise of the Option following the termination of Participant's status as a Service Provider (other than upon the Participant's death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant's Award Agreement may also provide that if the exercise of the Option following the termination of the Participant's status as a Service Provider (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the

    Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

        7.    Stock Appreciation Rights.

          (a)    Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 1,000,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (c)    Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing provisions of this Section 7(c), Stock Appreciation Rights may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

          (d)    Stock Appreciation Right Agreement.    Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (e)    Expiration of Stock Appreciation Rights.    A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(f) relating to exercise and dividends also will apply to Stock Appreciation Rights.

          (f)    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

              (i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

             (ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

          At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        8.    Restricted Stock.

          (a)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b)    Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 300,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 300,000 Shares of Restricted Stock. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (c)    Transferability.    Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d)    Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)    Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its sole discretion, may reduce or waive any restrictions for such Award and may accelerate the time at which any restrictions will lapse or be removed.

          (f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g)    Dividends and Other Distributions.    During the Period of Restriction, no dividends and other distributions for which the record date occurs during the Period of Restriction will be paid or payable, accrue, or cause any adjustment with respect to the Shares of Restricted Stock to which the Period of Restriction applies, except as provided in Section 15 of the Plan.

          (h)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

          (i)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        9.    Restricted Stock Units.

          (a)    Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 300,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 300,000 Restricted Stock Units. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)    Vesting Criteria and Other Terms.    The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

          (c)    Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed.

          (d)    Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for grant under the Plan.

          (e)    Dividends and Other Distributions.    No dividends and other distributions for which the record date occurs (i) while the Shares subject to Restricted Stock Units are unvested will be paid or payable, accrue, or cause any adjustment with respect to such unvested Restricted Stock Units, or (ii) before the date that the Shares subject to vested Restricted Stock Units are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), unless the Administrator determines otherwise, will be paid or payable, accrue or cause any adjustment with respect to such Restricted Stock Units, in each case except as provided in Section 15 of the Plan.

          (f)    Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

          (g)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        10.    Performance Units and Performance Shares.

          (a)    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $1,000,000, and (ii) no Participant will receive more than 300,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 300,000 Performance Shares and additional Performance Units having an initial value up to $1,000,000. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)    Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c)    Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

          (d)    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share and may accelerate the time at which any restrictions will lapse or be removed.

          (e)    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period, or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f)    Dividends and Other Distributions.    No dividends and other distributions for which the record date occurs (i) while the Shares subject to Performance Units/Shares are unvested will be paid or payable, accrue, or cause any adjustment with respect to such unvested Performance Units/Shares, or (ii) before the date that the Shares subject to vested Performance Units/Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), unless the Administrator determines otherwise, will be paid or payable, accrue or cause any adjustment with respect to such Performance Units/Shares, in each case except as provided in Section 15 of the Plan.

          (g)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

          (h)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Performance Units/Shares as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        11.    Performance-Based Compensation Under Code Section 162(m).

          (a)    General.    If the Administrator, in its discretion, decides to grant an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

          (b)    Performance Goals.    The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement ("Performance Goals") including: (i) attainment of research and development milestones, (ii) bookings, (iii) business divestitures and acquisitions, (iv) cash flow, (v) cash position, (vi) contract awards or backlog, (vii) customer renewals, (viii) customer retention rates from an acquired company, business unit or division, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per Share, (xi) expenses, (xii) gross margin, (xiii) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (xiv) internal rate of return, (xv) market share, (xvi) net income, (xvii) net profit, (xviii) net sales, (xix) new product development, (xx) new product invention or innovation, (xxi) number of customers, (xxii) operating cash flow, (xxiii) operating expenses, (xxiv) operating income, (xxv) operating margin, (xxvi) overhead or other expense reduction, (xxvii) product defect measures, (xxviii) product release timelines, (xxix) productivity, (xxx) profit, (xxxi) return on assets, (xxxii) return on capital, (xxxiii) return on equity, (xxxiv) return on investment, (xxxv) return on sales, (xxxvi) revenue, (xxxvii) revenue growth, (xxxviii) sales results, (xxxix) sales growth, (xl) stock price, (xli) time to market, (xlii) total stockholder return, (xliii) working capital. Any criteria used may be (A) measured in absolute terms, (B) measured in terms of growth, (C) compared to another company or companies, (D) measured against the market as a whole and/or according to applicable market indices, (E) measured against the performance of the Company as a whole or a segment of the Company and/or (F) measured on a pre-tax or post-tax basis (if applicable). Further, any Performance Goals may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period.

          (c)    Procedures.    To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as "performance-based compensation" under Section 162(m) of the Code, on or before the Determination Date (i.e., within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period.

          (d)    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

          (e)    Determination of Amounts Earned.    Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. In determining the amounts earned by a Participant pursuant to an Award intended to qualified as "performance-based compensation" under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant's death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant's death or disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

        12.    Compliance With Code Section 409A.    Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

        13.    Leaves of Absence/Transfer Between Locations.    Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        14.    Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

        15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 of the Plan.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Change in Control.    In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant's consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant's Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger of Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

        In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, and Performance Shares/Units not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

        For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit, Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the merger or Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

        Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance objectives (including any Performance Goals) will not be considered assumed if the Company or its successor modifies any of such performance objectives without the Participant's consent; provided, however, a modification to such performance objectives only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

        Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A of the Code and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of "change in control" for purposes of a distribution under Section 409A of the Code, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

        16.    Tax Withholding.

          (a)    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          (b)    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld or other greater amount up to the maximum statutory rate under Applicable Laws, as applicable to the Participant, if such other greater amount would not result in adverse financial accounting treatment, as determined by the Company (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09 amending FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation), (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        17.    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        18.    Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        19.    Term of Plan.    Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

        20.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        21.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        22.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        23.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

 Appendix B

VIVUS, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

Amended and Restated Preferred Stock Rights Agreement

Dated as of November 9, 2016

B-i

B-ii

 AMENDED AND RESTATED PREFERRED STOCK RIGHTS AGREEMENT

        AMENDED AND RESTATED PREFERRED STOCK RIGHTS AGREEMENT, dated as of November 9, 2016 (the "Agreement"), between VIVUS, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A, a federally chartered trust company (the "Rights Agent").

WITNESSETH:

        WHEREAS, the Company and the Rights Agent previously entered into that certain Preferred Stock Rights Agreement, dated as of March 27, 2007 (the "Original Agreement");

        WHEREAS, in connection with the Original Agreement, on March 26, 2007 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (the "Board of Directors") authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of common stock, par value $0.001 per share, of the Company (the "Common Stock"), outstanding at the close of business on April 13, 2007 (the "Record Date"), and at such time authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the close of business on the Distribution Date and the Expiration Date (provided that Rights may be issued with respect to shares of Common Stock that became outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof), each Right initially representing the right to purchase one one-thousandth (0.001) of a share (a "Unit") of Series A Participating Preferred Stock of the Company (as such number may be adjusted pursuant to the provisions of this Agreement) having the rights, powers and preferences set forth in the Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock of VIVUS, Inc. duly adopted by the Board of Directors on March 26, 2007 and filed by the Company with the Secretary of State of the State of Delaware on March 27, 2007, a copy of which is attached hereto as Exhibit A;

        WHEREAS, the Company has generated certain Tax Benefits for United States federal income tax purposes; and

        WHEREAS, the Board of Directors (a) has determined that the Tax Benefits constitute assets that may potentially inure to the valuable benefit of the Company and its stockholders, (b) believes it is in the best interests of the Company and its stockholders to mitigate the likelihood of an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations, and thereby preserve the ability to fully utilize such Tax Benefits to offset future income and (c) desires, in furtherance of such objective, to amend and restate the terms of the Original Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree that the Original Agreement is hereby amended and restated to read in its entirety as follows:

        Section 1.    Certain Definitions.     For purposes of this Agreement, the following terms shall have the meanings provided in this Section 1. Any capitalized term defined in this Section 1 and used in the following definitions shall have the meanings provided in this Section 1.

          (a)   "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of four and nine-tenths percent (4.9%) or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person; provided, however, that (i) if the Board of Directors determines that a Person became the Beneficial Owner of a number of shares of Common Stock (including, without limitation, by way of inheritance or bequest) such that the Person would otherwise qualify as an "Acquiring Person" inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its beneficial ownership of Common Stock but had no actual knowledge of the consequences of such beneficial ownership under this Agreement), then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined by the Board of Directors), of beneficial ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an "Acquiring Person" (provided that such divestiture may be subject to terms and conditions satisfactory to the Board of Directors); (ii) an Existing Holder shall not be deemed to be or to become an "Acquiring Person" unless and until such time as such Existing Holder shall become the Beneficial Owner of an additional one percent (1%) of the outstanding Common Stock (other than (A) pursuant to any grant or award of any securities to such holder approved by, or at the direction of, the Board of Directors or the Compensation Committee of the Board of Directors, including through the exercise of options, rights, warrants or similar interests, the conversion of any convertible securities or the vesting of any restrictions in respect of any securities, (B) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock, or (C) as the result of contractual obligations that are or purport to be legally binding and entered into by such Existing Holder prior to, and not materially amended or modified after, the date of this Agreement); and (iii) no Person shall become an "Acquiring Person" as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such Person so that such Person would otherwise become an "Acquiring Person"; provided, however, that if any such Person shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than beneficial ownership of shares resulting from actions referenced in sub-clauses (A) or (B) of the preceding clause (ii)), then such Person shall be deemed to be an "Acquiring Person" unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not beneficially own four and nine-tenths percent (4.9%) or more of the shares of Common Stock then outstanding.

          (b)   "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided, that a Person shall not be deemed to be the Affiliate of another Person solely because either or both Persons are or were a director or officer of the Company.

          (c)   "Agreement" shall have the meaning set forth in the preamble hereof.

          (d)   "Amended Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

          (e)   "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single "entity" as defined in Treasury Regulation Section 1.382-3(a)(1), or otherwise aggregated with the shares of Common Stock owned by such first Person pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations; provided, that a Person shall not be deemed to be the Associate of another Person solely because either or both Persons are or were a director or officer of the Company.

          (f)    A Person shall be deemed the "Beneficial Owner" or to have "beneficial ownership" of, and shall be deemed to "beneficially own," any securities (and correlative terms shall have the correlative meanings):

              (i)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person's Affiliates or Associates;

             (ii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person's Affiliates or Associates; or

            (iii)  which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any voting securities of the Company;

provided, however, that nothing in this paragraph (f) shall cause (A) a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days or (B) the officers and directors of the Company, solely by reason of their status as such, to constitute a group notwithstanding that they may be Associates of one another or may be deemed to constitute a group for purposes of Section 13(d) the Exchange Act or to be deemed to own securities owned by another officer or director of the Company.

        Notwithstanding the foregoing, but subject to the next succeeding paragraph, shares of Common Stock underlying securities (including rights, options or warrants) that are convertible or exchangeable into or exercisable for shares of Common Stock shall not be deemed to be beneficially owned until such time as such securities are converted or exchanged into or exercised for such shares of Common Stock.

        Notwithstanding anything to the contrary in this Section 1(f), a Person (or any of such Person's Affiliates or Associates) shall be deemed the Beneficial Owner of, to beneficially own and to have beneficial ownership of, securities which (A) such Person is considered to own under general U.S. federal income tax principles, (B) such Person would be deemed to constructively own (including pursuant to the "option" rules in Treasury Regulation Section 1.382-4) under Section 382 of the Code and the Treasury Regulations thereunder (without regard to any provision that disregards ownership that is reattributed), (C) such Person would be deemed to own together with any other Persons as a single "entity" as defined in Treasury Regulation Section 1.382-3(a)(1) (i.e., including "coordinated acquisitions"), or (D) otherwise would be aggregated with securities owned by such Person (other than solely by reason of such securities being part of the same "public group" as defined in Treasury Regulation Section 1.382-2T(f)(13)) pursuant to Section 382 of the Code and the Treasury Regulations thereunder, and in each case, any successor or replacement provision.

          (g)   "Board of Directors" shall have the meaning set forth in the recitals of this Agreement.

          (h)   "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i)    "close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

          (j)    "Code" shall have the meaning set forth in the recitals of this Agreement.

          (k)   "Common Stock" shall collectively mean the Common Stock of the Company as defined in the recitals of this Agreement and any other common stock of the Company into or for which it is changed, converted or exchanged.

          (l)    "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (m)  "Company" shall have the meaning set forth in the preamble of this Agreement.

          (n)   "Current Market Price" shall have the meaning set forth in Section 11(d)(i) hereof.

          (o)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (p)   "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

          (q)   "Equivalent Preferred Stock" shall have the meaning set forth in Section 11(b) hereof.

          (r)   "Excess Exchange Shares" shall have the meaning set forth in Section 27(a) hereof.

          (s)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

          (t)    "Exchange Ratio" shall have the meaning set forth in Section 27(a) hereof.

          (u)   "Exempt Person" shall mean: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan, (iv) any Person who is an "investment advisor" to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations if, immediately after any increase in beneficial ownership of Common Stock by such Person, (A) no single mutual fund or trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns, pursuant to the last paragraph of the definition of "Beneficial Owner," four and nine-tenths percent (4.9%) or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee beneficially owns (other than with respect to such mutual funds or such trusts, as applicable) less than four and nine-tenths percent (4.9%) of the shares of Common Stock then outstanding, or (v) any Person who, together with all Affiliates and Associates of such Person, is a Beneficial Owner of four and nine-tenths percent (4.9%) or more of the shares of Common Stock outstanding and whose beneficial ownership would not, as determined by the Board of Directors, be inconsistent with the purpose of this Agreement; provided, that if a Person is an Exempt Person solely by reason of clause (v) hereof, then such Person shall cease to be an Exempt Person if (A) such Person ceases to beneficially own four and nine-tenths percent (4.9%) or more of the shares of Common Stock then outstanding or (B) the Board of Directors makes a contrary determination with respect to the effect of such Person's beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its Tax Benefits. A purchaser, assignee or transferee of shares of Common Stock (or conversion rights, exchange rights, warrants or options exercisable for Common Stock) from an Exempt Person shall not thereby become an Exempt Person.

          (v)   "Existing Holder" shall mean any Person who, together with its Affiliates and Associates, immediately prior to the later of the date hereof or the date of the first public announcement of the approval of this Agreement by the Board of Directors, is the Beneficial Owner of four and nine-tenths percent (4.9%) or more of the Common Stock then outstanding.

          (w)  "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (x)   "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (y)   "NASDAQ" shall have the meaning set forth in Section 11(d)(i) hereof.

          (z)   "Original Agreement" shall have the meaning set forth in the preamble of this Agreement.

          (aa) "Original Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

          (bb) "Person" shall mean any individual, firm, corporation, joint venture, limited liability company, partnership, trust association, limited liability partnership, governmental entity, unincorporated organization or other entity, and also includes any successor of any such individual or entity.

          (cc) "Preferred Stock" shall mean shares of Series A Participating Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Participating Preferred Stock of the Company.

          (dd) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

          (ee) "Record Date" shall have the meaning set forth in the recitals of this Agreement.

          (ff)  "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

          (gg) "Right" shall have the meaning set forth in the recitals of this Agreement.

          (hh) "Rights Agent" shall have the meaning set forth in the preamble of this Agreement.

          (ii)   "Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (jj)   "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals of this Agreement.

          (kk) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (ll)   "Stock Acquisition Date" shall mean the first date on which there shall be a public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) or such earlier date as at least a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided, for the avoidance of doubt, that if a Person is determined to be an Exempt Person (and as a result such person is not an Acquiring Person), then the Stock Acquisition Date that otherwise would have occurred shall be deemed not to have occurred.

          (mm)  "Subsidiary" shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

          (nn) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (oo) "Tax Benefits" shall mean any and all net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, or any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code and the Treasury Regulations, of the Company or any of its Subsidiaries, in each case, for U.S. federal income tax purposes.

          (pp) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

          (qq) "Treasury Regulations" shall mean final and temporary income tax regulations promulgated under the Code, as such regulations are amended from time to time.

          (rr)  "Triggering Event" shall mean the occurrence of any Person becoming an Acquiring Person.

          (ss)  "Trust" shall have the meaning set forth in Section 27(a) hereof.

          (tt)  "Trust Agreement" shall have the meaning set forth in Section 27(a) hereof.

          (uu) "Unit" shall have the meaning set forth in the recitals of this Agreement.

        Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

        Section 3.    Issue of Rights Certificates.

          (a)   Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date, or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person, or any Affiliate or Associate of such Person, would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock (or in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership for such shares) registered in the names of the holders of the Common Stock and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign (by manual or facsimile signature) and the Rights Agent will send (at the expense of the Company and upon receipt of all relevant information, including the names and addresses of all relevant holders if the Rights Agent is not also the transfer agent and registrar of the Common Stock) by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than the holder of any Rights that have become null and void pursuant to Section 7(e) hereof), at the address of such holder shown on the records of the Company, one or more rights certificates, substantially in the form of Exhibit B hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b)   In connection with the adoption of the Original Agreement, the Company sent a copy of a Summary of Rights (the "Original Summary of Rights") by first-class, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. The Original Summary of Rights has been amended in substantially the form attached hereto as Exhibit C (the "Amended Summary of Rights"). The Company will make available a copy of the Amended Summary of Rights to any holder of Rights who may so request in writing from time to time prior to the Expiration Date or Final Expiration Date.

          (c)   With respect to certificates representing shares of Common Stock outstanding as of the Record Date (or shares registered in book-entry form), or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates representing such Common Stock (or by an appropriate notification in book-entry form) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock (or the transfer of shares registered in book-entry form) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

          (d)   Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

  "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in that certain Amended and Restated Preferred Stock Rights Agreement, between VIVUS, Inc. (the "Company") and Computershare Trust Company, N.A. (including any successor rights agent, the "Rights Agent"), dated as of November 9, 2016, as it may be further amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the offices of the Rights Agent designated for such purposes. Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void."

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of book-entry shares, until the earlier of the (i) Distribution Date, (ii) Expiration Date or (iii) redemption of Rights pursuant to Section 23 hereof, the Rights associated with the Common Stock represented by such certificates or registered in book-entry form shall be evidenced by such certificates alone or such registration in book-entry form, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates or book-entry shares shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding. Notwithstanding this paragraph (d), neither the omission of a legend, nor the failure to provide notice thereof (whether under this Section 3(d) or Section 4(b)), shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

        Section 4.    Form of Rights Certificates.

          (a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of Units of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per Unit of Preferred Stock, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

          (b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend: "The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement."

        Section 5.    Countersignature and Registration.

          (a)   The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Chief Financial Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b)   Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

        Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

          (a)   Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of Units of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have been properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

          (b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

          (a)   The Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date. Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c) and Section 11(a)(iii) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of Units of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on November 9, 2019, (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward (unless the reason for such determination that no Tax Benefits may be carried forward is that an Acquiring Person beneficially owns Common Stock that equals or exceeds four and nine-tenths percent (4.9%) of the Common Stock then outstanding), or (vi) the close of business on the first Business Day following the date on which the Inspectors of Election for the Company's 2017 Annual Meeting of Stockholders certify that the vote on this Agreement at such meeting (with the required vote for such approval to be described in the Company's proxy statement relating to such Annual Meeting) reflects that stockholder approval of the Agreement has not been received (the earliest of (i) and (ii) and (iii) and (iv) and (v) and (vi) being herein referred to as the "Expiration Date").

          (b)   The Purchase Price for each Unit of Preferred Stock pursuant to the exercise of a Right shall initially be $5.30, which shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in accordance with paragraph (c) below.

          (c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per Unit of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of Units of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of Units of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised such that only whole shares of Preferred Stock would be issued.

          (d)   In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

          (e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

          (f)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

        Section 8.    Cancellation and Destruction of Rights Certificates.     All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Rights Certificates to the Company or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

        Section 9.    Reservation and Availability of Capital Stock.

          (a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

          (b)   So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

          (c)   The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act of 1933) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement, and written notification to the Rights Agent, at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

          (d)   The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all Units of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

          (e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of Units of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required (i) to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of Units of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or (ii) to issue or deliver any certificates for a number of Units of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's and the Rights Agent's satisfaction that no such tax is due.

        Section 10.    Preferred Stock Record Date.     Each Person in whose name any certificate for a number of Units of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

           (ii)  In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided elsewhere in this Agreement, including in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of Units of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

          (iii)  In the event that the number of shares of Common Stock which are authorized by the Company's Amended and Restated Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Triggering Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the first occurrence of a Triggering Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

          (b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred Stock")) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors, whose determination shall be described in a detailed statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c)   In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be described in a detailed statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

          (d)   (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined by the Board of Directors shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined by the Board of Directors, whose determination shall be described in a detailed statement filed with the Rights Agent and shall be conclusive for all purposes.

           (ii)  For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to the product of one thousand (1,000) (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined by the Board of Directors, whose determination shall be described in a detailed statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the quotient of the Current Market Price of one share of Preferred Stock divided by one thousand (1,000).

          (e)   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would result in an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest share of Common Stock or other share of capital stock or Unit of Preferred Stock, as the case may be.

          (f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 11(a)(iii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

          (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units of Preferred Stock (calculated to the nearest Unit of Preferred Stock) obtained by:

              (i)  multiplying (x) the number of one one-thousandth (0.001) of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and

             (ii)  dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of Units of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth (0.001)) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j)    Irrespective of any adjustment or change in the Purchase Price or the number of Units of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Rights Certificates issued hereunder.

          (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of Units of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of Units of Preferred Stock at such adjusted Purchase Price.

          (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Units of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of Units of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors shall determine such reductions in the Purchase Price to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

          (n)   The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

          (o)   The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (p)   Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at anytime after the date hereof and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made as provided in Section 11 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

        Section 13.    [Reserved].

        Section 14.    Fractional Rights and Fractional Shares.

          (a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined by the Board of Directors shall be used.

          (b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of a Unit of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of a Unit of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of a Unit of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Unit of Preferred Stock. For purposes of this Section 14(b), the current market value of a Unit of Preferred Stock shall be one one-thousandth (0.001) of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (d)   The holder of a Right, by accepting the same, expressly waives his, her or its right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

          (e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas used in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

        Section 15.    Rights of Action.     All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under any section of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of the Company.

        Section 16.    Agreement of Rights Holders.     Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          (c)   subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

          (d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

        Section 17.    Rights Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of Units of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.

          (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. In no case shall the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

          (b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

          (c)   In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, the holder of any Right or any Person for refraining from taking such action, unless the Right Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.

          (d)   The provisions of this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

          (e)   The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

          (f)    The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Rights Agreement, including without limitation obligations under applicable regulation or law.

          (g)   The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable "signature guarantee program" or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

          (a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.     The Rights Agent undertakes only the duties and obligations expressly set forth in this Agreement upon the following terms and conditions (and no implied duties or obligations shall be read into this Agreement against the Rights Agent), by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20(b).

          (c)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (d)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence or verification of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (e)   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (f)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties hereunder, and it shall not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer.

          (g)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (h)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, willful misconduct or bad faith in the selection and continued employment thereof (which gross negligence, willful misconduct or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

          (i)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (j)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause l and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

        Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and Preferred Stock, and, if such resignation occurs after the Distribution Date, the Company shall provide such notice to the registered holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. The predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Rights Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date or the redemption of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        Section 23.    Redemption and Termination.

          (a)   The Board of Directors may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, subject to adjustment as provided in Section 23(c) hereof (the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time after the Board of Directors' action to redeem the Rights on such basis and subject to such conditions, as the Board of Directors may establish.

          (b)   Without any further action and without any notice, the right to exercise the Rights will terminate effective at the time so designated by action of the Board of Directors ordering the redemption of the Rights and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten (10) days after the effective time of the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made. At the option of the Board of Directors, the Redemption Price may be paid in cash to each Rights holder or by the issuance of shares (and, at the Company's election pursuant to Section 14(b) hereof, cash in lieu of fractions of shares other than fractions which are integral multiples of a Unit) of Preferred Stock or Common Stock having an aggregate Current Market Price equal to such cash payment.

          (c)   In the event the Company shall at any time after the date of this Agreement but before such time as any Person becomes an Acquiring Person (i) pay any dividend on Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock and as a consequence thereof the number of Rights outstanding shall change, then, and in each such event, the Redemption Price may, by action of the Board of Directors, be appropriately adjusted in respect of such transaction so as to maintain the aggregate Redemption Price of all Rights after such transaction at the same amount, insofar as practicable, as before the transaction.

        Section 24.    Notice of Certain Events.

          (a)   In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

          (b)   In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

        Section 25.    Notices.     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    VIVUS, Inc.
    900 East Hamilton Avenue
    Suite 550
    Campbell, CA 95008
    Attention: General Counsel

        Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    Computershare Trust Company, N.A.
    250 Royall Street
    Canton, MA 02021
    Attention: Client Services

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        Section 26.    Supplements and Amendments.     For as long as the Rights are then redeemable, the Company (at the direction of the Board of Directors) may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. At any time when the Rights are not then redeemable, the Company (at the direction of the Board of Directors) may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or any other Person in whose hands Rights are null and void under the provisions of Section 7(e) hereof), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

        Section 27.    Exchange.

          (a)   The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) by exchanging for each such Right one share of Common Stock of the Company, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such number of shares of Common Stock per Right being hereinafter referred to as the "Exchange Ratio"); provided, however, that in connection with any exchange effected pursuant to this Section 27, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than four and nine-tenths percent (4.9%) of the then outstanding Common Stock. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this subsection (a) that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of shares of Common Stock in excess of four and nine-tenths percent (4.9%) of the then outstanding Common Stock (such shares, the "Excess Exchange Shares"), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price of a share of Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors may establish. Prior to effecting an exchange pursuant to this Section 27, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the "Trust Agreement"). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.

          (b)   Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 27(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c)   In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provisions to substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof having an aggregate value equal the then Current Market Price per share of the Common Stock (determined pursuant to Section 11(d) hereof) multiplied by the Exchange Ratio.

          (d)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 27(d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 27.

        Section 28.    Successors.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 29.    Determinations and Actions by the Board of Directors, etc.     For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors shall be final, conclusive and binding on the Company, the Rights Agent (except with respect to the rights, immunities, liabilities, duties or obligations of the Rights Agent hereunder), the holders of the Rights and all other parties. The Rights Agent is entitled to assume the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

        Section 30.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

        Section 31.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth (20th) day following the date of such determination by the Board of Directors; further provided, that, if such excluded language shall adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

        Section 32.    Governing Law.     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

        Section 33.    Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        Section 34.    Descriptive Headings.     Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 35.    Force Majeure.     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

VIVUS, INC.
By:	/s/ MARK K. OKI
	Name:	Mark K. Oki
	Title:	Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ DENNIS V. MOCCIA
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

[VIVUS, INC.—AMENDED AND RESTATED PREFERRED STOCK RIGHTS AGREEMENT]

 EXHIBIT A

Certificate of Designation for Class A Participating Preferred Stock

See attached

State of Delaware Secretary of State Division of Corporations Delivered 09:45 PM 03/27/2007 FILED 06:12 PM 03/27/2007 SRV 070368700 - 2624559 FILE

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION OF RIGHTS,PREFERENCES AND PRIVILEGES OF SERIES A PARTICIPATING
PREFERRED STOCK OF VIVUS, INC.

        The undersigned, Timothy E. Morris, does hereby certify:

          1.     That he is duly elected and acting Vice President of Finance and Chief Financial Officer of VIVUS, Inc., a Delaware corporation (the "Corporation").

          2.     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the said Corporation, and by Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on June 26, 1996, the Corporation created a series of Preferred Stock designated as Series A Participating Preferred Stock and provided that the number of shares constituting such series shall be 30,000.

          3.     As of the date hereof, no shares of Series A Participating Preferred Stock are outstanding and no shares of A Participating Preferred Stock have been issued.

          4.     That pursuant to the authority conferred upon the Board of Directors of the Corporation by its Amended and Restated Certificate of Incorporation, as amended, and the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors at a meeting duly called and held on March 26, 2007, adopted the following resolutions amending and restating the number of and the rights, preferences and privileges associate with the Corporation's Preferred Stock designated as Series A Participating Preferred Stock:

        NOW, THEREFORE, BE IT RESOLVED:    That pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for the amendment and restatement of the number of and the rights, preferences and privileges associate with the Corporation's Preferred Stock designated as Series A Participating Preferred Stock as follows:

          1.    Designation and Amount.    The shares of such series shall be designated as "Series A Participating Preferred Stock." The Series A Participating Preferred Stock shall have a par value of $0.001 per share, and the number of shares constituting such series shall be 700,000.

          2.    Proportional Adjustment.    In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Participating Preferred Stock (i) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Participating Preferred Stock.

          3.    Dividends and Distributions.

            (a)   Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a ("Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock.

            (b)   The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

            (c)   Dividends shall begin to accrue on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date first following the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

          4.    Voting Rights.    The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

            (a)   Each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.

            (b)   Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

            (c)   Except as required by law, the holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          5.    Certain Restrictions.

            (a)   The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section 3 hereof.

            (b)   Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

               (ii)  declare or pay dividends on, or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

              (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock;

              (iv)  purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series A classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (c)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

          6.    Reacquired Shares.    Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Amended and Restated Certificate of Incorporation, as then amended.

          7.    Liquidation, Dissolution or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series A Participating Preferred Stock.

          8.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

          9.    No Redemption.    The shares of Series A Participating Preferred Stock shall not be redeemable.

          10.    Ranking.    The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          11.    Amendment.    The Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Participating Preferred Stock, voting separately as a series.

          12.    Fractional Shares.    Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

        RESOLVED FURTHER:    That the President or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file an Amended and Restated Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

        I further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct of my own knowledge.

        Executed in Mountain View, California on March 27, 2007.

/s/ TIMOTHY E. MORRIS
Name:	Timothy E. Morris
Title:	Vice President of Finance and Chief Financial Officer

 Exhibit B
[Form of Rights Certificate]

Certificate No. R-	Rights

        NOT EXERCISABLE AFTER NOVEMBER 9, 2019 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE RIGHTS AGREEMENT.

Rights Certificate

VIVUS, INC.

        This certifies that [    •    ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Preferred Stock Rights Agreement, dated as of November 9, 2016 (the "Rights Agreement"), between VIVUS, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on [    •    ] at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (.001) of a fully paid, non-assessable share (a "Unit") of Series A Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $5.30 per Unit (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of [    •    ], 20[    •    ] based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event that a number of Rights be exercised such that only whole shares of Preferred Stock will be issued.

        Upon the occurrence of a Triggering Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Triggering Event.

        As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Triggering Event.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Units of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.0001 per Right at any time prior to the earlier of (i) such time as any Person becomes an Acquiring Person and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, shares of preferred stock of the Company having essentially the same value or economic rights as such shares or other consideration as provided by the Rights Agreement. Immediately upon the action of the Board of Directors authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

        No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of Units of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                        .

Attest:	VIVUS, INC.

By: Secretary Name: Title:	By: Name: Title:
Countersigned:

Attest:	COMPUTERSHARE TRUST COMPANY, N.A.

By:	By: Authorized Signature
Name: Title

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

        FOR VALUE RECEIVED          hereby sells, assigns and transfers unto          (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within- named Company, with full power of substitution.

Dated:
Signature:
Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   this Rights Certificate [      ] is [      ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [      ] did [      ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:

NOTICE

        The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

 FORM OF ELECTION TO PURCHASE

        (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: VIVUS, INC.:

        The undersigned hereby irrevocably elects to exercise          Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number
(Please print name and address):

        If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number
(Please print name and address):

Dated:
Signature:

Signature Guaranteed: Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Rights Certificate [          ] are [          ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
Signature:

Signature Guaranteed:

NOTICE

        The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

 Exhibit C

AMENDED SUMMARY OF RIGHTS TO PURCHASE SERIES A PARTICIPATING PREFERRED STOCK

AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED OR
TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO
IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE
DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY
BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY
ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

SUMMARY OF TERMS

AMENDED AND RESTATED PREFERRED STOCK RIGHTS AGREEMENT
(Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement)

Purpose	The purpose of the Amended and Restated Preferred Stock Rights Agreement (the "Rights Agreement") described in this amended summary of terms is to preserve the value of the deferred tax assets (the "Tax Benefits") of VIVUS, Inc. ("VIVUS") for U.S. federal income tax purposes.
Form of Security

On March 26, 2007, the Board of Directors of the Company (the "Board of Directors") declared a dividend of one preferred stock purchase right for each outstanding share of common stock, par value $0.001 per share, of VIVUS, payable to holders of record as of the close of business on April 13, 2007 (each a "Right" and collectively, the "Rights").

Exercise

Prior to a Distribution Date (as further described below), the Rights are not exercisable. After a Distribution Date, each Right is exercisable to purchase, for $5.30 (the "Purchase Price"), one one-thousandth (.001) of a share of Series A Participating Preferred Stock, $0.001 par value per share, of VIVUS ("Preferred Stock").

Distribution Date

Initially, the Rights will be attached to all common stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. On or after the Distribution Date, subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the common stock. The Distribution Date will occur upon the earlier of (i) ten (10) business days following the date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding shares of common stock or such earlier date on which at least a majority of the Board of Directors becomes aware of the existence of an Acquiring Person (such date being the "Stock Acquisition Date") or (ii) ten (10) business days (or such later time as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person.

An Acquiring Person would not include, among others: (i) VIVUS or any of its subsidiaries; (ii) employee benefit plans and persons holding shares of VIVUS's common stock on behalf of such plans; (iii) existing 4.9% stockholders (unless they increase their percentage stock ownership); (iv) persons or groups who, in view of the Board of Directors, have inadvertently become 4.9% stockholders, unless and until such person or group shall have failed to divest, as soon as practicable, sufficient shares of VIVUS's common stock such that they would no longer be a 4.9% stockholder (upon terms or conditions satisfactory to the Board of Directors); (v) an "investment advisor" to mutual funds or trustees of certain qualified trusts if immediately after any increase in beneficial ownership of VIVUS's common stock by such Person (A) no single mutual fund or trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns 4.9% or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee beneficially owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of Common Stock then outstanding; and (vi) 4.9% stockholders whose acquisitions, in the view of the Board of Directors, would not be inconsistent with the purpose of the Rights Agreement.

Flip-In

In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, common stock (or, in certain circumstances, cash, property or other securities of VIVUS), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (the "Flip-In Event"), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or its Affiliates and Associates and certain transferees thereof will be null and void.

Exchange

At any time after the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of common stock, the Board of Directors may exchange the Rights (other than Rights beneficially owned by an Acquiring Person or any other Rights that shall be deemed void under the terms of the Rights Agreement), in whole or in part, at an exchange ratio equal to one share of common stock per Right (subject to adjustment); provided, that no holder is entitled to receive pursuant to such exchange common shares that would result in a beneficial ownership of more than 4.9% of VIVUS's common stock.

Redemption

At any time prior to such time as any Person becomes an Acquiring Person, VIVUS may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights (or at the effective time of such redemption designated by the Board of Directors), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

Expiration & Renewal

The Rights will expire on the earliest of (i) the close of business on November 9, 2019, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights (other than Rights owned by an Acquiring Person) are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, (v) the beginning of a taxable year of VIVUS to which the Board of Directors determines that no tax benefits may be carried forward, or (vi) the first business day after the date on which the Inspectors of Election for the Company's 2017 Annual Meeting of Stockholders certify that the Rights Agreement has not been approved by stockholders at that meeting.

Amendments

Any of the provisions of the Rights Agreement may be amended by the Board of Directors for so long as the Rights are redeemable (other than changes to the redemption price, which may not be amended). After the time that the Rights are redeemable, the provisions of the Rights Agreement may be amended by the Board of Directors provided that no such amendment may (i) adversely affect the interests of the holders of the Rights, (ii) cause the Rights Agreement to again become amendable or (iii) cause the Rights to again become redeemable.

Stockholder Rights

Until a Right is exercised, the holder thereof, as such, will have no rights as a VIVUS stockholder, including, without limitation, the right to vote or to receive dividends. Stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for VIVUS common stock (or other consideration) as set forth above or in the event the Rights are redeemed.

Antidilution Provisions

The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from VIVUS. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, the complete terms of which are hereby incorporated by reference.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on October 26, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/VVUS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2, 4, 5 and 6 and ONE YEAR for Proposal 3. + 1. Election of Directors. To elect seven directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. For Withhold For Withhold For Withhold 01 - Seth H. Z. Fischer 02 - Thomas B. King 03 - David Y. Norton 04 - Jorge Plutzky, M.D. 05 - Eric W. Roberts 06 - Herman Rosenman 07 - Allan L. Shaw For Against Abstain 1 Year 2 Years 3 Years Abstain 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers. 3. To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. ForAgainst Abstain 4. To ratify the appointment of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. 5. To approve the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 7,000,000 and make certain other amendments to the plan. 7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. 6. To ratify the Amended and Restated Preferred Stock Rights Agreement intended to protect our U.S. federal net operating loss carryforwards and other favorable tax attributes from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended. MMMMMMMC 1234567890 J N T 5 9 7 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 4 02O25C MMMMMMMMM A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — VIVUS, INC. + Notice of 2017 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — October 27, 2017 Seth H. Z. Fischer and John L. Slebir, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of VIVUS, Inc., a Delaware corporation, to be held on Friday, October 27, 2017, at 8:00 a.m., local time, at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees listed on the reverse side and FOR Proposals 2, 4, 5 and 6 and ONE YEAR for Proposal 3. Should a director nominee be unable to serve as a director, an event not currently anticipated, the Proxies reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors. Also, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below This Proxy should be marked, dated and signed by the stockholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C B